                                SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                          (Amendment No.         )

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]         Preliminary Proxy Statement
[ ]         Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e) (2))
[x]         Definitive Proxy Statement
[ ]         Definitive Additional Materials
[ ]         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SPORT SUPPLY GROUP INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]         No fee required.
[ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

            (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

            (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
            (4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
            (5)       Total Fee Paid

--------------------------------------------------------------------------------

[ ]         Fee paid previously with preliminary materials.
[ ]         Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)       Amount Previously Paid:

--------------------------------------------------------------------------------
            (2)       Form, Schedule or Registration Statement No:

--------------------------------------------------------------------------------
            (3)       Filing Party:

--------------------------------------------------------------------------------
            (4)       Date Filed:

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 21, 1997

         As a stockholder of Sport Supply Group, Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company to be held at Columbian Country Club, 2525 Country Club Drive, Carrollton, Texas 75006, on Friday, March 21, 1997 at 4:00 p.m., for the following purposes:

         1.      To elect seven directors for a one-year term;

         2. To approve the Sport Supply Group, Inc. Amended and Restated Stock Option Plan;

         3. To approve the Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan; and

         4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on January 24, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books of the Company will not be closed.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

                                        By Order of the Board of Directors


                                        TERRENCE M. BABILLA,
                                        Secretary

Dallas, Texas
January 30, 1997
YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

                            SPORT SUPPLY GROUP, INC.

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 21, 1997

To Our Stockholders:

         This Proxy Statement is furnished to stockholders of Sport Supply Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the date, time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, or at any adjournment or adjournments thereof (the "Annual Meeting"). The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy. Unless a contrary choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on January 24, 1997 (the "Record Date"). The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to stockholders is January 30, 1997.

                 VOTING PROCEDURES AND REVOCABILITY OF PROXIES

         The accompanying proxy card is designed to permit each stockholder of record at the close of business on January 24, 1997 to vote in the election of directors and on the proposals described in this Proxy Statement. The proxy card provides space for a stockholder to: (a) vote in favor of or to withhold voting for the nominees for the Board of Directors; (b) vote for or against any proposal to be considered at the Annual Meeting; or (c) abstain from voting on any proposal other than the election of directors if the stockholder chooses to do so. The election of directors will be decided by a plurality vote. All other matters will require the affirmative vote of holders of a majority of the shares of common stock, par value $.01 per share (the "Common Stock"), having voting power, represented in person or by proxy, at the Annual Meeting.

         The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders to determine the total number of votes cast. Abstentions will have the effect of a vote against the proposal to approve the Company's Amended and Restated Stock Option Plan and the proposal to approve the Employee Stock Purchase Plan. Broker nonvotes are not counted as votes cast for purposes of determining whether a proposal has been approved. A broker nonvote will have no effect on the outcome of the election of directors, the proposal to approve the Company's Amended and Restated Stock Option Plan or the proposal to approve the Employee Stock Purchase Plan. Stockholders are urged to sign the accompanying form of proxy and return it promptly.

         When a signed card is returned with choices specified with respect to voting matters, the shares represented are voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Geoffrey P. Jurick, Eugene I. Davis, Peter S. Blumenfeld and John P. Walker. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name(s) of such other person(s) to act as his or her proxy(ies). In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

         If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted for the election of the seven nominees for director and in favor of all the proposals described in this Proxy Statement and, at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment(s). Valid proxies will be voted at the Annual Meeting and at any adjournment in the manner specified.

         Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation shall be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

         The total issued and outstanding capital stock of the Company as of January 20, 1997 consisted of 8,364,834 shares of Common Stock. Each share of Common Stock is entitled to one vote.


                    MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE - ELECTION OF DIRECTORS

         Seven directors are proposed to be elected at the Annual Meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor shall be elected and shall qualify. The election of directors will be decided by a plurality vote. All nominees named below, other than Thomas P. Treichler, are members of the present Board of Directors of the Company. All nominees have consented to serve if elected. If any nominee becomes unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy, or the Board may fill the vacancy at a later date after selecting an appropriate nominee. Management has no reason to believe that any of the nominees named below will be unable to serve.

         Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders must be made by written notice, certified mail, return-receipt requested and received by the Secretary of the Company no
later than 60 days after the end of the Company's fiscal year.    If, however,
less than thirty-five days' notice of a stockholders' meeting called for the election of directors is given to stockholders, nominations by stockholders must be so made and received by the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice was mailed. Such notice shall set forth as to each proposed nominee who is not an incumbent director: (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (b) the principal occupation or employment of each such nominee; (c) the number of shares of Common Stock of the Company that are beneficially owned by each such nominee and the nominating stockholder; and (d) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Rule 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The nominees named below were nominated for election to the Board of Directors of the Company by the current Board of Directors. The name, age, business experience and public directorships of each nominee for director are as follows:

                                                                                                       YEAR
                                                 PRINCIPAL OCCUPATION                              FIRST BECAME
            NAME                     AGE         OR EMPLOYMENT (1)                                   DIRECTOR
            ----                     ---         -----------------                                   --------
Geoffrey P. Jurick                    56         Chairman of the Board                                 1996
                                                 and Chief Executive Officer  (2) (9)

Peter S. Blumenfeld                   48         President and Chief Operating                         1991
                                                 Officer (3)

John P. Walker                        33         Executive Vice President and Chief Financial          1996
                                                 Officer (4) (9)

Eugene I. Davis                       41         Vice Chairman of Sport Supply Group, Inc.;            1996
                                                 President of Emerson Radio Corp.(5) (9)

Peter G. Bunger                       56         Consultant (6) (9)                                    1996

Johnson C.S. Ko                       45         Chairman of Universal Appliances Limited (7)          1996

Thomas P. Treichler                   52         Chairman of the Board and Chief                       N/A
                                                 Executive Officer of Orient Financial
                                                 Corporation (8)

------------------------

(1) Each of the nominees has held the position listed, or a similar position with the same or an affiliated organization, for at least the last five years, except as otherwise provided herein.

(2) Geoffrey P. Jurick has served as a director of the Company since December 10, 1996. Mr. Jurick has served as the Company's Chairman of the Board since December 11, 1996 and the Company's Chief Executive Officer since January 23, 1997. Mr. Jurick has served as a director of Emerson Radio Corp. ("Emerson"), a Delaware corporation listed on the American Stock Exchange under the symbol "MSN" since 1990, and as Emerson's Chief Executive Officer and Chairman since July 1992 and December 1993, respectively. Mr. Jurick served as President of Emerson from July 1993 to October 1994. Emerson beneficially owns approximately 35% of the Company's issued and outstanding Common Stock. See "Certain Relationships and Related Transactions." Since December 1993, Mr. Jurick has served as a director of Fidenas International Limited, L.L.C. and its predecessor ("FIN"), and, since May 1994, as an officer and general manager of FIN. Mr. Jurick has also served as a Director of Fidenas Investment Limited ("FIL") and Fidenas International Bank Limited ("FIBANK"). On January 10, 1995, the Supreme Court of the Commonwealth of the Bahamas (the "Bahamas Court") appointed an official liquidator of FIL and ordered that FIL be wound up. On January 27, 1995, the Bahamas Court appointed an official liquidator for FIBANK and ordered, subject to the ongoing supervision of the Bahamas Court, that FIBANK's assets be liquidated. Mr. Jurick has served as a director, Chairman, and Chief Executive Officer of GSE Multimedia Technologies Corporation, which is traded in the over-the-counter market, since May 1994. Since March 1996, Mr. Jurick has served as Chairman of Elision International Ltd., a provider of computer and telecommunication services. For more than the past five years, Mr. Jurick has held a variety of senior executive positions with several of the entities comprising the Fidenas group of companies, whose activities encompass merchant banking, investment banking, investment management, and corporate development.

(3) Peter S. Blumenfeld serves as President and Chief Operating Officer of the Company and has served in these or in various other executive positions with the Company and its predecessors for more than 15 years. Mr. P. Blumenfeld has been a director of the Company since February 1991.

(4) John P. Walker has served as a director of the Company since December 10, 1996 and has served as the Company's Executive Vice President and Chief Financial Officer since December 11, 1996. Mr. Walker has served as Executive Vice President and Chief Financial Officer of Emerson since April 1996. Mr. Walker served as Emerson's Senior Vice President from April 1994 until March 1996, Vice President-Finance from February 1993 to April 1994, Assistant Vice President-Finance from June 1991 to January 1993, and Director of Financial Management from September 1989 to May 1991. Emerson beneficially owns approximately 35% of the Company's issued and outstanding Common Stock. See "Certain Relationships and Related Transactions."

(5) Eugene I. Davis has served as a director of the Company since December 10, 1996. Mr. Davis served as the Company's Chief Executive Officer from December 11, 1996 to January 23, 1997. Mr. Davis became Vice Chairman and began serving as a Consultant to the Company on January 23, 1997. Mr. Davis has served as a director of Emerson since September 1990 and as President of Emerson since October 1994. Mr. Davis served as Interim Chief Financial Officer of Emerson from February 1993 until November 1995 and as Executive Vice President from July 1993 to October 1994. Emerson beneficially owns approximately 35% of the Company's issued and outstanding Common Stock. See "Certain Relationships and Related Transactions." From June 1989 to July 1992, Mr. Davis was a shareholder and director of the law firm of Holmes, Millard & Duncan, P.C. in Dallas, Texas. Since August 1992, Mr. Davis has served as a director of Tipperary Corporation, which is traded on the American Stock Exchange under the symbol "TPY".

(6) Peter G. Bunger has been a director of the Company since December 10, 1996. Mr. Bunger has been a director of Emerson since July 1992. Emerson beneficially owns approximately 35% of the Company's issued and outstanding Common Stock. See "Certain Relationships and Related Transactions." Presently, he is a consultant with Savarina AG and serves as a consultant to Emerson. Since October 1992, Mr. Bunger has served as a director of Savarina AG, an entity engaged in the business of portfolio management monitoring in Zurich, Switzerland, and since 1992, as a director of ISCS, a computer software company. From December 1991 until December 1993, Mr. Bunger was Vice Chairman of Montcour Bank and Trust Company Limited, a bank organized in the Bahamas and an affiliate of FIN. From 1981 until 1992, Mr.

         Bunger was owner and Managing Director of Peter G. Bunger Investment Consulting, a firm that supervised, controlled, and analyzed investments for individuals.

(7) Johnson C.S. Ko has been a director of the Company since December 10, 1996. Since February 1994, Mr. Ko has served as the Chairman and Director of Universal Appliances Limited ("Universal"), a Hong Kong corporation listed on the Hong Kong Stock Exchange, which is engaged in the manufacturing and distribution of consumer electronics, household electrical and telecommunication products and printed circuit boards and in the dissemination of international financial market information and consumer data. Universal is the holding company for the Universal Group which owns or controls numerous subsidiary companies. Mr. Ko has also served on certain boards of these subsidiaries since February 1994. Mr. Ko also has served as the Chairman and Director of Kwan Wing Holdings Limited ("Kwan Wing Holdings") since October 1992, which is the holding company of Universal, organized under the laws of the British Virgin Islands, and an investment vehicle whose activities encompass trading, real property holding and financial services. Kwan Wing Holdings' principal operating company in Hong Kong is its wholly owned subsidiary Kwan Wing Development Ltd., in which Mr. Ko has served as director since 1989. Kwan Wing Development Ltd. was the initial operating company prior to the creation of Kwan Wing Holdings Limited. From November 1992 to April 1995, Mr. Ko also served as Chairman and director of Mandarin Dragon Holdings Limited, a Hong Kong corporation listed on the Hong Kong Stock Exchange, which was also an investment holding company with business in the manufacturing and distribution of pharmaceuticals.

(8) Dr. Thomas P. Treichler holds a doctorate in Japanese law from Zurich University. Dr. Treichler has been the Chairman of the Board and Chief Executive Officer of Orient Financial Corporation, a San Francisco based financial and investment banking firm, since 1983. Dr. Treichler is a founder and member of the Board of Directors of Satrecol Australia Limited, an Australian venture capital investment company listed on the Main Board of the Australian Stock Exchange. Dr. Treichler is also an Independent Director of the Shanghai Growth Fund (listed on the Hong Kong Stock Exchange), a fund for direct investments into the greater Shanghai region.

(9) On September 29, 1993, Emerson and five of its United States subsidiaries filed voluntary petitions for relief under the reorganization provisions of Chapter 11 of the United States Bankruptcy Code. On March 31, 1994, the United States Bankruptcy Court for the District of New Jersey entered an order confirming the Fourth Amended Joint Plan of Reorganization which became effective on that date. See "Certain Relationships and Related Transactions."

            THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR"
               EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

     PROPOSAL TWO - APPROVE SPORT SUPPLY GROUP, INC. AMENDED AND RESTATED STOCK OPTION PLAN

STOCK OPTION PLAN

         The Company's success is largely dependent upon the efforts of its key employees. In order to continue to attract, motivate and retain outstanding key employees, the Board of Directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes it is important to further the identity of interests of key employees with those of the stockholders by encouraging ownership of the Company's Common Stock. Accordingly, the Board of Directors has adopted, and the stockholders have approved, the Sport Supply Group, Inc. Stock Option Plan, as amended (the "Option Plan").

         The Option Plan presently states that up to a maximum of 1,325,000 shares of Common Stock are available for awards of incentive stock options to key employees and nonqualified stock options to key employees and directors of, and consultants to, the Company. As of January 20, 1997, options to purchase 541,498 shares of Common Stock had been granted pursuant to the Option Plan and had not expired, 350,822 shares had been issued upon exercise of options granted pursuant to the Option Plan, leaving 432,680 shares available for future grants under the Option Plan.

PROPOSED AMENDMENTS

         To continue the effectiveness of the Option Plan, the Board of Directors has, subject to stockholder approval, amended and restated the Option Plan to, among other things, increase by 675,000 the number of shares of Common Stock reserved for issuance under the Option Plan, thus increasing the aggregate amount of Common Stock for which options have been or may be granted pursuant to the Option Plan to 2,000,000 shares (subject to adjustment to prevent dilution). If approved by the stockholders, the increase will permit the Company to continue to grant options under the Option Plan, which the Board of Directors believes is necessary in order to attract, motivate and retain outstanding key employees, directors and consultants.

         In addition, the Board of Directors has made various amendments to the Option Plan that will enable the Company to deduct compensation paid to certain employees to the extent the compensation exceeds $1 million if, and only if, the stockholders approve the Amended and Restated Stock Option Plan. These amendments were made in response to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code generally provides that a publicly held corporation's deduction for compensation paid to its chief executive officer or one of its next four highest compensated officers (these five individuals are defined in Section 162(m) of the Code as "covered employees") is limited to $1 million per year, subject to certain exceptions. One of these exceptions is for "performance-based" compensation, which includes compensation under stock options plans if certain requirements are met. In order for the Option Plan to qualify under the "performance-based" compensation exception to the deductibility limits of Section 162(m) of the Code in the future, the stockholders must approve the Amended and Restated Stock Option Plan.

         If stockholder approval is not obtained, (i) there will be no increase in the number of shares of the Company's common stock subject to issuance under
the existing Option Plan,      (ii) any individual who is the chief executive
officer of the Company or who is among the four highest compensated officers of the Company (other than the chief executive officer of the Company) will not be granted any options under the Amended and Restated Stock Option Plan on or after the date of the first annual stockholders' meeting held in 1997, and
(iii) any individual who has been granted an option under the Amended and Restated Stock Option Plan on or after the date of the first annual stockholders' meeting held in 1997, and who, at the time of the proposed exercise of the option, is the chief executive officer of the Company or who is among the four highest compensated officers of the Company (other than the chief executive officer of the Company) will not be allowed to exercise such option.

         Irrespective of whether the stockholders approve the Company's Amended and Restated Stock Option Plan, certain amendments have been made to the existing Option Plan. Most of these amendments were made in response to the recent revisions made by the Securities and Exchange Commission (the "SEC") to Rule 16 under the Exchange Act, which revisions were designed to facilitate the operation of employee benefit plans and broaden exemptions from the short-swing profit recovery provisions of Section 16 of the Exchange Act. These amendments include (i) replacing the definition of "Disinterested Director" with "Non-Employee Director", (ii) permitting the grant of options to Non-Employee Directors in addition to the formula grant provided in the Option Plan, (iii) permitting consultants to receive options, (iv) permitting the Stock Option Committee (as defined below) to reprice outstanding options when the exercise price exceeds the market price of the Company's Common Stock, (v) permitting the transfer of options, (vi) deleting the provision that prohibited officers and directors from transferring shares of Common Stock obtained upon exercise of a stock option for a period of six
(6) months from the date the option was granted and (vii) enabling the Board of Directors or Stock Option Committee to amend the Option Plan without stockholder approval unless the consent of stockholders would be required under any applicable law, rule or regulation or unless stockholder approval would be required in order to comply with Section 162(m) of the Code (or any successor provision). Previously, the Option Plan could not be amended without stockholder approval if the amendment would materially (a) increase the benefits accruing to participants under the Option Plan, (b) increase the number of securities that may be issued under the Option Plan, or (c) modify the requirements as to eligibility for participation in the Option Plan.

         The following is a summary of certain major provisions of the Amended and Restated Stock Option Plan:

         GENERAL. Under the Amended and Restated Stock Option Plan, options covering shares of Common Stock are granted to key employees and directors of, and consultants to, the Company. The options are intended to qualify either as incentive stock options ("ISOs") pursuant to Section 422 of the Code, or will constitute nonqualified stock options ("NQSOs"). Options may be granted at any time prior to December 31, 2000. Provided the stockholders approve the Amended and Restated Stock Option Plan, a maximum of 1,107,680 shares of Common Stock (subject to adjustment to prevent dilution) would be available for issuance under the Amended and Restated Stock Option Plan.

         ADMINISTRATION. The Option Plan is presently administered by the Stock Option Committee, which is currently comprised of two non-employee directors (the "the Stock Option Committee"). The Amended and Restated Stock Option Plan provides that the Stock Option Committee has full and final authority to select the key employees, directors and consultants to whom awards are granted, the number of shares of Common Stock with respect to each option awarded, the exercise price or prices of each option, the vesting and exercise periods of each option, whether an option may be exercised as to less than all of the Common Stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Amended and Restated Stock Option Plan. In addition, subject to certain conditions, the Stock Option Committee is authorized to cancel outstanding options that were previously issued and reissue new options at a lower exercise price if the fair market value per share of Common Stock at any time prior to the date of exercise falls below the exercise price of options granted pursuant to the Amended and Restated Stock Option Plan. In general, the Stock Option Committee is authorized to construe, interpret and administer the Amended and Restated Stock Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Amended and Restated Stock Option Plan and make all other determinations necessary or advisable for its implementation and administration.

         ELIGIBILITY. Eligibility to participate in the Amended and Restated Stock Option Plan is limited to key employees and directors of, and consultants to, the Company and its subsidiaries as determined by the Stock Option Committee. Non-employee directors are automatically granted NQSOs to purchase 3,125 shares of Common Stock on an annual basis. Because of the discretion possessed by the Stock Option Committee with respect to key employees, directors and consultants, it is not possible to indicate the number of persons who may be selected to participate in the Amended and Restated Stock Option Plan, the number of options that may be granted to them or the number of shares of Common Stock subject to each option. Notwithstanding the foregoing, the number of shares of Common Stock that can be granted to any individual (including, without limitation, a "Covered Employee") may not exceed the aggregate number of shares of Common Stock reserved for issuance under the Amended and Restated Stock Option Plan, as such number may be amended from time to time.

         TERMS OF OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE. Under the Amended and Restated Stock Option Plan, the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% of the Common Stock of the Company). Options granted to employees, directors or consultants shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to an optionee owning 10% of the Common Stock of the Company) or such earlier date determined by the Board of Directors or Stock Option Committee. The fixed annual grants of NQSOs granted to non-employee directors shall be exercisable for ten years, except that in the event of death, termination or resignation of such member as a director of the Company or a subsidiary, such NQSOs shall only be exercisable for one year following such member's death or termination or resignation (or, if shorter, the remaining term of the option).

         The Amended and Restated Stock Option Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of Common Stock of the Company previously owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise price for the shares subject to the option or portion thereof being exercised. The optionee is entitled to elect to pay all or a portion of the aggregate exercise price by having shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under certain circumstances. In addition, upon the exercise of any option granted under the Amended and Restated Stock Option Plan, the Company may make financing available to the optionee for the purchase of shares of Common Stock subject to the option on such terms as the Stock Option Committee shall approve.

         All or a portion of NQSOs granted to an optionee may, in the discretion of the Stock Option Committee, be transferred to another person or entity deemed appropriate by the Stock Option Committee so long as the stock option agreement governing such options is approved by the Committee and expressly provides for such transfer. Neither the optionee nor the optionee's legal representatives, legatees, transferees or distributees will be deemed to be a holder of any shares of Common Stock subject to an option until the option has been validly exercised and the purchase price of the shares paid. An
option may not be exercised except (i) by the optionee,    (ii) by a person who
has obtained the optionee's rights under the option by will or under the laws of descent and distribution, (iii) by a permitted transferee as contemplated by the Amended and Restated Stock Option Plan or (iv) by a spouse incident to a DIVORCE.

         TERMINATION OF EMPLOYMENT. The Stock Option Committee determines at the time each option is granted the conditions that will apply to the exercise of such option in the event the holder of an option ceases to be an employee or director of, or consultant to, the Company or any of its subsidiaries for any reason. In the event of death of an optionee while in the employ or while serving as a director of or consultant to the Company or any of its subsidiaries, such option will be exercisable in full within the year next succeeding the date of death or such other period as may be specified in the option agreement, but in no case later than the expiration date of such option.

         DILUTION OR OTHER ADJUSTMENTS. Under certain circumstances, the Stock Option Committee will make adjustments with respect to the options, or any provisions of the Amended and Restated Stock Option Plan, as it deems appropriate to prevent dilution or enlargement of option rights.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, abandon, suspend or terminate the Amended and Restated Stock Option Plan or any portion thereof at any time; provided, however, no amendment that requires stockholder approval in order for the Amended and Restated Stock

Option Plan to continue to comply with Section 162(m) of the Code or any other applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self-regulatory organization such as a national securities exchange) will be made unless such amendment has received the requisite approval of stockholders. In addition, no amendment may be made that adversely affects any of the rights of an Optionee under any option theretofore granted, without such Optionee's consent. The Plan is scheduled to expire on December 31, 2000.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. Under the Amended and Restated Stock Option Plan, the Company may grant options which, for federal income tax purposes, (a) are treated as "incentive stock options" within the meaning of Section 422 of the Code or (b) are treated as nonqualified options subject to Section 83 of the Code. The federal income tax consequences of each type of option are different for the participants and for the Company.

INCENTIVE STOCK OPTIONS

         For an option granted pursuant to the Amended and Restated Stock Option Plan that qualifies as an incentive stock option, present law provides:
(a) the participant will not realize taxable income upon either the receipt or the exercise of the option; provided, however, that in connection with the computation of the alternative minimum tax, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price generally will constitute an adjustment item; (b) any gain or loss upon a disposition constituting a qualifying disposition of shares acquired pursuant to the exercise of the option will be treated as capital gain or loss (assuming that such shares are a capital asset in the hands of the participant); and (c) no deduction will be allowed at any time to the Company or any parent or subsidiary of the Company for federal income tax purposes in connection with the grant or exercise of the option or a disposition constituting a qualifying disposition of shares acquired pursuant to the exercise of the option. A disposition of shares acquired upon exercise of an incentive stock option will constitute a qualifying disposition if it does not occur within two years of the granting of the option or within one year after the transfer of substantially all of the incidents of ownership in the shares to the participant, and the participant is an employee of the Company (or defined affiliates) at all times from the grant of the option until three months prior to exercise. A disposition not satisfying such holding period requirements results in a disqualifying disposition. If Common Stock acquired upon exercise of an incentive stock option is disposed of by the participant in a disqualifying disposition, the participant will be treated as receiving ordinary income equal to the difference between the fair market value of the transferred shares on the date of exercise and the exercise price of such shares, less in most cases any decline in value of the shares from the date of exercise to the date of sale. In the event the sales price received in a disqualifying disposition of such Common Stock exceeds the value of the Common Stock on the date of exercise, the disqualifying disposition also will result in capital gain to the extent of such excess (assuming that such Common Stock is a capital asset in the hands of the participant). The amount treated as ordinary income to the participant because of the disqualifying disposition will normally be allowed as a federal income tax deduction of the Company (or any parent or subsidiary of the Company) for compensation expense.

         For purposes of computing a participant's capital gain or loss on the sale of shares that were acquired under the Amended and Restated Stock Option Plan pursuant to the exercise of an incentive stock option, the participant's basis in such shares generally will be equal to any amount paid by the participant to the Company for the shares plus the amount, if any, recognized as ordinary income to the participant with respect to the shares due to a disqualifying disposition. The participant's holding period for such shares generally should begin at the time of the participant's exercise of an option.

         The Company and any parent or subsidiary of the Company will not be liable to any participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any option granted pursuant to the Amended and Restated Stock Option Plan does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

NONQUALIFIED OPTIONS

         For an option granted pursuant to the Amended and Restated Stock Option Plan that does not qualify as an incentive stock option, no taxable income will be realized by the participant upon the grant of such a nonqualified option. A participant generally will recognize ordinary taxable income (compensation), subject to withholding, upon exercise of a nonqualified option in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price paid.

         For purposes of determining gain or loss upon a subsequent disposition of Common Stock acquired upon the exercise of a nonqualified option, the participant's basis in such shares will generally be equal to the purchase price paid to the Company for the Common Stock increased by the amount, if any, includable in the participant's taxable income with respect to the Common Stock. The participant's holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term begins on the date on which the participant's rights in the stock are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier.

         The foregoing is intended as a summary of the effect of certain federal income tax consequences associated with the Option Plan and does not purport to be complete. It is recommended that participants consult their own tax advisors for counseling. The tax treatment under foreign, state or local law is not covered in this summary.

STOCKHOLDER APPROVAL

         The affirmative vote of holders of a majority of the shares of Common Stock having voting power, represented in person or by proxy, at the Annual Meeting is required to approve the Amended and Restated Stock Option Plan. The Board of Directors believes the proposed Amended and Restated Stock Option Plan is in the best interest of the Company and its stockholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified key employees and directors.

            THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR"
              THE COMPANY'S AMENDED AND RESTATED STOCK OPTION PLAN

PROPOSAL THREE - APPROVAL OF THE SPORT SUPPLY GROUP, INC. 1997 EMPLOYEE STOCK PURCHASE PLAN

EMPLOYEE STOCK PURCHASE PLAN.

         The Board of Directors has adopted the Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan (the "1997 Plan"), subject to stockholder approval. A summary of the material features of the 1997 Plan follows. In the event stockholder approval is not received, the 1997 Plan will be terminated.

         The 1997 Plan provides that eligible employees of the Company and subsidiaries designated by the Board of Directors may use voluntary, systematic payroll deductions to purchase shares of the Company's Common Stock and thereby acquire an interest in the future of the Company. If the 1997 Plan is approved by the stockholders, the Company will reserve up to 800,000 shares of its Common Stock for sale under the 1997 Plan.

         Employees eligible to participate in the 1997 Plan include each employee of the Company and each designated subsidiary who has a customary working schedule of at least 20 hours per week and who has been an employee for at least one year, except that employees who own stock possessing 5% or more of the total combined voting power or value of all classes of the Company's or any designated subsidiary's capital stock are not eligible to participate in the 1997 Plan. Approximately 340 employees would be eligible to participate in the 1997 Plan as of January 20, 1997.

         Eligible employees acquire Common Stock under the 1997 Plan by exercising options to acquire Common Stock upon the completion of three-month periods referred to as "Option Periods." Option Periods commence on each January 1, April 1, July 1 and October 1; the initial Option Period will commence on April 1, 1997 and expire on June 30, 1997, subject to stockholder approval. Prior to the commencement of an Option Period, an eligible employee authorizes the Company to withhold a portion of such employee's compensation (not less than 1% nor more than 15% of compensation). However, the maximum number of shares of Common Stock that an eligible employee can acquire during any single Option Period is the number of shares that, when multiplied by the fair market value of a share of Common Stock at the beginning of the Option Period, produces a dollar amount of $6,000 or less. The payroll deductions are maintained in a non-interest bearing account, and on the last day of the Option Period the entire account balance of a participating employee is applied to purchase the maximum number of shares of the Company's Common Stock. The shares are purchased at a price equal to 85% of the lesser of (i) fair market value of the Company's Common Stock on the first day of the Option Period or
(ii) the fair market value of the Company's Common Stock on the last day of the Option Period.

         At any time prior to the expiration of an Option Period, an employee may cancel his or her option to purchase the Company's Common Stock on the last day of such Option Period and, upon such cancellation, such employee's account balance shall be returned to him or her without interest. Rights to purchase stock under the 1997 Plan are exercisable during the employee's lifetime only by such employee and may not be sold, pledged, assigned or otherwise transferred. A participating employee may elect to have any accumulated payroll deductions at the time of his or her death applied to the purchase of the Company's Common Stock pursuant to the 1997 Plan for the benefit of his or her named beneficiaries.

         In the event of any change in the outstanding stock of the Company due to a stock dividend, split-up, recapitalization, merger, consolidation, reorganization or other capital change, the aggregate number of shares available under the 1997 Plan, the number of shares under options granted but not exercised and the option price will be appropriately adjusted. The Company may from time to time amend or terminate the 1997 Plan, provided that (i) no such amendment or termination may adversely affect the rights of any participant without the consent of such participant and (ii) to the extent required by any applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self regulatory organization such as a national securities exchange), no such amendment shall be effective without the requisite approval of the Company's stockholders. The 1997 Plan will terminate automatically on March 31, 2007, except that the Company may suspend or terminate the 1997 Plan at any prior time, but such termination will not affect the rights of employees holding options at the time of termination.

ADMINISTRATION

         The Compensation Committee of the Company's Board of Directors will administer the 1997 Plan, determine all questions arising thereunder, and adopt, administer and interpret such rules and regulations relating to the 1997 Plan as it deems necessary or advisable.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         In general, for United States federal income tax purposes, a participating employee will not recognize taxable income by reason of such participation during the Option Period.

         An employee who purchases shares under the 1997 Plan and disposes of such shares within two years after the first day of the applicable Option Period will recognize ordinary income on the difference between the price paid per share and the fair market value on the last day of that Option Period. The Company will generally be entitled to a deduction in the amount of this income, subject to a possible limitation in the case of certain of the Company's officers. In addition to ordinary income, an employee who sells shares within this two-year period will recognize a capital gain or loss of the difference between the amount realized on the sale and the employee's basis in the shares (i.e., the price paid by the employee under the 1997 Plan plus ordinary income recognized by reason of the sale).

         If an employee disposes of shares purchased under the 1997 Plan more than two years after the first day of the applicable Option Period, or dies at any time while holding the shares, ordinary income will be recognized equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition or death over the price paid under the 1997 Plan, or (b) 15% of the fair market value of the shares on the first day of the applicable Option Period. The Company would not be entitled to a deduction for this amount. In addition to ordinary income, a capital gain will be recognized on the excess, if any, of the amount realized on a sale over the employee's basis in the shares (i.e., the price paid by the employee under the 1997 Plan plus any ordinary income recognized by reason of the sale). Any loss will be treated as a capital loss.

         The foregoing is intended as a summary of the effect of certain federal income tax consequences associated with the 1997 Plan and does not purport to be complete. It is recommended that employees eligible to participate in the 1997 Plan consult their own tax advisors for counseling. The tax treatment under foreign, state, local or other law is not covered in this summary.

         STOCKHOLDER APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the 1997 Plan. The Board of Directors believes the 1997 Plan is in the best interest of the Company and its stockholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified employees.

            THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR" APPROVAL OF THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table sets forth, as of January 20, 1997, the beneficial ownership of each current director, each nominee for director, each officer named in the Summary Compensation Table, the directors and executive officers as a group and each stockholder known to management of the Company to own beneficially more than 5% of the Company's outstanding shares of Common Stock. Except as otherwise indicated and based upon the Company's review of information as filed with the SEC, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where APPLICABLE.

                                                                  AMOUNT AND                     PERCENT
                                                             NATURE OF BENEFICIAL                   OF
NAME AND ADDRESS OF BENEFICIAL OWNER                               OWNERSHIP                      CLASS
------------------------------------                               ---------                      -----
Emerson Radio Corp.                                              3,269,500 (1)                    34.9%
Nine Entin Road
Parsippany, New Jersey  07054

Pioneering Management Corporation                                502,500  (2)                      6.0%
60 State Street
Boston, Massachusetts 02114

Geoffrey P. Jurick*                                             3,269,500  (3)                    34.9%

Peter S. Blumenfeld*                                             313,388  (4)                      3.6%

John P. Walker*                                                       -0-                           **

Eugene I. Davis*                                                      -0-                           **

William H. Watkins, Jr.*                                           4,765 (5)                        **

Peter G. Bunger*                                                   3,125 (6)                        **

Johnson C.S. Ko*                                                   3,125 (6)                        **

Thomas P. Treichler                                                   -0-                           **

Terrence M. Babilla                                                   200                           **

Michael J. Blumenfeld (7)                                         230,684 (7)                      2.8%

Sanford R. Edlein (8)                                             53,930 (8)                        **

William R. Estill (9)                                                 -0-                           **

Executive officers and directors
  as a group (11 persons)                                       3,878,717 (10)                    39.9%

--------------------
(*) Director (all current directors are nominees for director except William H. Watkins, Jr., who is being replaced by Thomas P. Treichler)

(**)     Less than one percent

 (1) Based on information set forth in Amendment No. 3 to Schedule 13D dated December 3, 1996, filed with the SEC by Emerson. On August 1, 1996, Emerson and Emerson Radio (Hong Kong) Limited, a wholly owned subsidiary of Emerson ("Emerson HK"), filed a Schedule 13D with the SEC. Pursuant to the Schedule 13D, Emerson HK reported that it acquired 669,500 shares of the Company's Common Stock (the "Initial Shares"). Emerson HK reported in such Schedule 13D that it has sole voting and dispositive power with respect to the Initial Shares. On December 10, 1996, Emerson acquired directly from the Company (i) an additional 1,600,000 shares of newly-issued Common Stock (the "New Shares") and (ii) 5-year warrants to acquire an additional 1,000,000 shares of Common Stock at an exercise price of $7.50 per share, subject to standard anti-dilution adjustments (the "Emerson Warrants"). Pursuant to a Pledge and Security and Agreement, Emerson pledged to Congress Financial Corporation ("Congress") the New Shares and the Emerson Warrants together with all proceeds thereof and all dividends and other income and distributions thereon or with respect thereto and all rights of Emerson to have the New Shares and any shares of Common Stock acquired through the exercise of the Emerson Warrants (as permitted by Congress) registered under a certain Registration Rights Agreement. See "Certain Relationships and Related Transactions" for a more detailed description of Emerson's investment in the Company.

(2) Based on information set forth in Amendment No. 4 to Schedule 13G, dated January 21, 1997, filed with the SEC by Pioneering Management Corporation, a registered investment adviser. Pioneering Management Corporation reported it has sole voting and dispositive power with respect to 502,500 shares.

(3) Mr. Jurick's address is c/o Emerson Radio Corp., Nine Entin Road, Parsippany, New Jersey 07054. Mr. Jurick, directly and indirectly, beneficially owns 72.3% of the outstanding shares of Emerson's common stock and is the Chairman of the Board and Chief Executive Officer of Emerson and, therefore, may be deemed to control Emerson. As a result of such control, Mr. Jurick may be deemed to beneficially own the securities of the Company beneficially owned by Emerson. See Note (1) above. Mr. Jurick disclaims any such beneficial ownership.

(4) Consists of: (a) 2,375 shares of Common Stock and 594 shares of Common Stock issuable upon exercise of the Company's common stock purchase warrants (each warrant is exercisable into 1.25 shares of the Company's Common Stock, the "Existing Warrants") owned of record by the wife of Mr. P. Blumenfeld; (b) 500 shares of Common Stock and 125 shares of Common Stock issuable upon exercise of Existing Warrants owned of record by Mr. P. Blumenfeld's minor children; (c) 33,375 shares of Common Stock and 11,469 shares of Common Stock issuable upon exercise of Existing Warrants owned of record by Mr. P. Blumenfeld;
         (d) 193,750 shares of Common Stock issuable upon exercise of stock options granted in accordance with the Company's Option Plan (each of which is exercisable into one share of Common Stock, the "Plan Options") owned of record by Mr. Blumenfeld; and (e) 71,200 shares of Common Stock issuable upon exercise of stock options granted other than pursuant to the Company's Option Plan (each of which is exercisable into one share of Common Stock, the "Non-Plan Options") owned of record by Mr. Blumenfeld.
(5) Consists of: (a) 1,250 shares of Common Stock; (b) 390 shares of Common Stock issuable upon exercise of Existing Warrants; and (c) 3,125 shares of Common Stock issuable upon exercise of Plan Options.

(6)      Consists of Plan Options.

(7) Consists of: (a) 8,925 shares of Common Stock and 2,019 shares of Common Stock issuable upon exercise of the Existing Warrants owned of record by the wife of Mr. M. Blumenfeld; and (b) 215,189 shares of Common Stock and 4,551 shares of Common Stock issuable upon exercise of the Existing Warrants owned of record by Mr. M. Blumenfeld. Mr. Blumenfeld is no longer an officer, director or employee of the Company.

(8) Consists of 53,930 shares of Common Stock issuable upon exercise of Non-Plan Options. Mr. Edlein is no longer an officer, director or employee of the Company.

(9) Mr. Estill is no longer an officer, director or employee of the Company.

(10)     Includes (a) 203,125 shares of Common Stock issuable upon exercise of
         Plan Options;   (b) 125,130 shares of Common Stock issuable upon
         exercise of Non-Plan Options; (c) 19,148 shares of Common Stock issuable upon exercise of Existing Warrants; and (d) 1,000,000 shares of Common Stock issuable upon exercise of the Emerson Warrants. Mr. Jurick disclaims beneficial ownership of the securities of the Company owned by Emerson. See footnote 3 above.


                       BOARD OF DIRECTORS AND COMMITTEES

         The business of the Company is managed under the direction of the Board of Directors. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors held 8 formal meetings and acted by unanimous written consent 3 times during the 1996 fiscal year. During the 1996 fiscal year, each member of the Board participated in at least 75% of all Board and committee meetings held during the period for which he served as a director and/or committee member.

         During fiscal 1996, the Board of Directors had an audit committee and a stock option committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members are described below.

         Audit Committee. As of November 1, 1996, the Company's Audit Committee was comprised of Robert W. Philip and William H. Watkins, Jr. (Chairman). Mr. Philip resigned from the Board of Directors on December 10, 1996 and Mr. Watkins is not standing for re-election to the Board of Directors. The Company's Audit Committee is presently comprised of Peter G. Bunger and William H. Watkins, Jr. Mr. Watkins will remain on the Audit Committee until the election of directors at the Annual Meeting, at which time his replacement will be designated. The Audit Committee recommends to the Board of Directors the appointment of a firm of certified public accountants to conduct audits of the accounts and affairs of the Company and monitors the performance of such firm, reviews accounting objectives and procedures of the Company and the findings and reports of the independent certified public accountants, and makes such reports and recommendations to the Board of Directors as it deems appropriate. The Audit Committee held 1 formal meeting during fiscal 1996.

         Stock Option Committee. As of November 1, 1996, the Company's Option Plan was administered by Robert W. Philip and William H. Watkins, Jr. Mr. Philip resigned from the Board of Directors on December 10, 1996 and Mr. Watkins is not standing for re-election to the Board of Directors. The Company's Option Plan is presently administered by Johnson C.S. Ko and William
H. Watkins, Jr. (each of whom is a Non-employee Director, as defined in the Amended and Restated Stock Option Plan). Mr. Watkins will remain on the Stock Option Committee until the election of directors at the Annual Meeting, at which time his replacement will be designated. The Amended and Restated Stock Option Plan provides that the Stock Option Committee has full and final authority to select the key employees, directors and consultants to whom awards are granted, the number of shares of Common Stock with respect to such awards, and the terms of such awards, including the exercise price of the stock options and any vesting periods. In general, the Stock Option Committee is authorized to construe, interpret and administer the Amended and Restated Stock Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Amended and Restated Stock Option Plan, and make all other determinations necessary or advisable for its implementation and administration. See "Proposal Two - Approve Amended and Restated Sport Supply Group Stock Option Plan." The Stock Option Committee acted by unanimous written consent 3 times during fiscal 1996.

         The Board of Directors did not have standing nominating or compensation committees, or any other committee performing similar functions during fiscal 1996. The functions customarily attributable to a nominating committee and compensation committee were performed by the Board of Directors as a whole.


         Compensation Committee. On January 13, 1997, the Board of Directors elected Peter G. Bunger and Johnson C.S. Ko to serve as members of the Company's Compensation Committee. The Compensation Committee will administer the Employee Stock Purchase Plan, if such Plan is approved by the requisite vote of stockholders. See "Proposal Three - Approve Employee Stock Purchase Plan." In addition, the Compensation Committee will be responsible for recommending to the Board of Directors compensation arrangements for the Company's Chairman of the Board, which recommendation will be subject to the approval of a majority of the disinterested directors.

COMPENSATION OF DIRECTORS

         During fiscal 1996, nonmanagement directors were entitled to receive up to $7,500 in annual directors' fees. During fiscal 1996, Mr. Philip received $6,000 in directors' fees and Mr. Watkins received $3,000 in directors' fees. In addition, the Company reimbursed Mr. Philip, a nonmanagement director, for his annual health insurance premiums which were $3,806 for the fiscal year-ended November 1, 1996. In addition, the Company paid Mr. Watkins $1,888 for consulting fees in fiscal 1996. Officers of the Company do not receive compensation for serving on the Board of Directors. Non-employee directors are automatically granted nonqualified stock options to purchase 3,125 shares of Common Stock on an annual basis.

         On November 1, 1996, the Company appointed Mr. Watkins and Mr. Philip as members of a Special Committee of the Board of Directors to negotiate and consider various financing transactions, including, without limitation, the terms of the Securities Purchase Agreement between the Company and Emerson (the "Emerson Agreement"). See "Certain Relationships and Related Transactions."
In exchange for serving on the Special Committee, the Board of Directors (other than Mr. Philip and Mr. Watkins) unanimously voted to pay each member of the Special Committee $1,000 for each Special Committee meeting attended by such member, not to exceed $10,000 in the aggregate for each member.

 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

               The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers, based on salary and bonus earned during fiscal 1996. The Company changed its fiscal year-end to October 31 during 1995. As a result, fiscal year 1995 is a transition period consisting of ten calendar months. During fiscal 1995 and 1996, the Company was operating on a 52/53 week year ending on the Friday closest to October 31. The information set forth in the following table is for the fiscal year-ended December 31, 1994, for the ten month fiscal year-ended October 31, 1995 and for the fiscal year-ended November 1, 1996.

                                             ANNUAL COMPENSATION
                         ---------------------------------------------------------------
                                                                                                SECURITIES
                                                                                                UNDERLYING
                                                                         OTHER ANNUAL            OPTIONS/           ALL OTHER
        NAME AND          FISCAL           SALARY        BONUS           COMPENSATION              SARS            COMPENSATION
   PRINCIPAL POSITION      YEAR             ($)          ($)($)               ($)                 (#)(1)                ($)
----------------------     ----         ----------      --------          ------------            ------            ------------
Michael J. Blumenfeld,     1996           $221,442          ---             $25,892 (2)              ---                   ---
Chairman of the            1995           $170,000          ---                 ---               120,000 (3)              ---
Board and Chief            1994           $224,000      $18,500                 ---                25,000                  ---
Executive Officer (4)


Sanford R. Edlein,         1996           $140,788(5)       ---                 ---                  ---               $74,664 (5)
Chief Executive            1995           $120,812          ---                 ---                33,930 (6)(7)           ---
Officer (5)                1994           $ 44,450          ---                 ---                25,000 (7)              ---



Peter S. Blumenfeld,       1996           $224,258          ---                 ---                  ---                   ---
President and Chief        1995           $178,333          ---                 ---                21,200 (6)              ---
Operating Officer (8)      1994           $224,000      $18,500                 ---                25,000                  ---




William R. Estill,         1996            $98,166          ---                 ---                  ---               $42,900 (9)
Vice President,            1995            $90,833          ---                 ---               11,750 (6)(9)            ---
Chief Financial            1994           $115,000       $9,500                 ---               20,000 (9)               ---
Officer, Secretary
and Treasurer (9)


Terrence M. Babilla,       1996           $182,500          ---                 ---               25,000 (11)              ---
General Counsel and        1995           $108,212          ---                 ---               25,000 (11)              ---
Secretary (10)             1994                ---          ---                 ---                  ---                   ---

---------------

 (1) Options to acquire shares of Common Stock. These stock options enable the named executive officers to elect for a period of 180 days following a change in control (as defined in the option agreements governing the options) to surrender to the Company for cancellation all or any part of the unexercised portion of the option. In consideration of such surrender and cancellation, the named executive officer is entitled to receive for each share of Common Stock as to which the surrendered portion of the option relates, an amount in cash equal to the difference between the exercise price per share under the option and the highest closing sales price per share of Common Stock during the 360 day calendar period prior to the named executive officer's election to surrender the option as described in this paragraph. Mr. Edlein's stock option agreements were amended to delete this provision. The execution, delivery and performance of the Emerson Agreement was deemed to be a change in control for purposes of these options. See "Executive Compensation and Other Information -- Option Agreements" and "Certain Relationships and Related Transactions." All of Mr. Blumenfeld's options expired upon his resignation. See footnote (4) below.

(2) Comprised of $18,258 for automobile allowance and $7,634 for country club dues.

(3) Includes 20,000 Non-Plan Options granted in lieu of a salary increase for 1995.

(4) Mr. Blumenfeld served as Chairman of the Board and Chief Executive Officer during the entire three (3) fiscal years, except that from December 4, 1995 to May 13, 1996, Mr. Edlein served as Chief Executive Officer. Mr. Blumenfeld resigned from the Company on December 10, 1996 and was paid $669,760 (before taxes and other deductions) pursuant to the terms of his Severance Agreement. See "Executive Compensation and Other Information -- Severance Agreements." All of Mr. Blumenfeld's options expired upon his resignation.

(5) Mr. Edlein served as Chief Operating Officer from September 9, 1994 to December 4, 1995 and as Chief Executive Officer from December 4, 1995 to May 13, 1996. Mr. Edlein resigned as a director on May 6, 1996 and as an officer on May 13, 1996. The Company agreed to pay Mr. Edlein up to $224,000 as a result of his efforts in facilitating the sale of the Company's Gold Eagle Golf Products Division. In connection therewith, the Company has paid Mr. Edlein $18,666 per month, beginning July 1996, for a total of $74,664 in fiscal 1996.

(6) Consists of Non-Plan Options granted in lieu of a salary increase for 1995.

(7) Although the Stock Option Agreements governing these options expired by their terms upon Mr. Edlein's resignation from the Company, the Board of Directors amended the Stock Option Agreements to provide that
         (i) all of such stock options shall remain exercisable by Mr. Edlein until November 10, 1997 and (ii) the change in control provisions included in any such agreements shall be null and void and of no further force or effect.

(8) Mr. P. Blumenfeld served as President during the entire three (3) fiscal years. Mr. P. Blumenfeld also served as Chief Operating Officer from January 1, 1994 to September 9, 1994 and from December 4, 1995 to the present date.

(9) Mr. Estill resigned as an officer and director of the Company on May 10, 1996. The $42,900 referenced under "All Other Compensation" relates to indebtedness in the amount of $20,295 that was forgiven upon Mr. Estill's resignation, value realized from options exercised in the amount of $18,517 and a $4,088 automobile allowance. Mr. Estill's stock options have been terminated and have no further force or effect.

(10) Mr. Babilla was employed by the Company on March 13, 1995 and has served as General Counsel since such date. Mr. Babilla was elected as Secretary on May 13, 1996 and has served in such capacity since such date. From September 1987 to February 1995, Mr. Babilla was an attorney with the law firm of Hughes & Luce, L.L.P. in Dallas, Texas.

(11) Mr. Babilla was granted options to acquire 25,000 shares of the Company's Common Stock in fiscal 1995. All of Mr. Babilla's options granted in fiscal 1995 were repriced in fiscal 1996 and are, therefore required to be reported as compensation in fiscal 1996. See "Executive Compensation and Other Information -- Ten Year Option Repricings." Mr. Babilla surrendered his options to the Company on December 13, 1996 in exchange for $71,875. See "Executive Compensation and Other Information -- Option Agreements."


OPTION GRANTS DURING 1996 FISCAL YEAR

         The following table provides information related to options granted to the named executive officers during fiscal 1996.

                                                                                                   POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED ANNUAL
                                                                                                   RATES OF STOCK PRICE
                                     INDIVIDUAL GRANTS IN LAST FISCAL YEAR                     APPRECIATION FOR OPTION TERM (1)
                       -------------------------------------------------------------------     -------------------------------
                       NUMBER OF       % OF TOTAL
                       SECURITIES       OPTIONS/
                       UNDERLYING         SARS         EXERCISE      GRANT
                        OPTIONS/       GRANTED TO         OR          DATE
                          SARS          EMPLOYEES        BASE        MARKET
                        GRANTED         IN FISCAL       PRICE        PRICE      EXPIRATION
NAME                     (#)(2)           YEAR        ($/SH)(3)    ($/SH)(3)       DATE       0% ($)       5% ($)       10%($)
-------------------      -----            ----        ---------    ---------       ----       ------       ------       ------
Terrence M. Babilla      25,000           3.9%          $5.50        $12.00       3/10/05       $0          $73,750     $180,750

--------------

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options.

(2) Although none of these stock options were granted in fiscal 1996, they were required to be disclosed in this table as granted in fiscal 1996 because the options were repriced in fiscal 1996. These stock options enable the named executive officer to elect for a period of 180 days following a change in control (as defined in the option agreements governing the options) to surrender to the Company for cancellation all or any part of the unexercised portion of the option. In consideration of such surrender and cancellation, the named executive officer is entitled to receive for each share of Common Stock as to which the surrendered portion of the option relates, an amount in cash equal to the difference between the exercise price per share under the option and the highest closing sales price per share of Common Stock during the 360 day calendar period prior to the named executive officer's election to surrender the option as described in this paragraph. The execution, delivery and performance of the Emerson Agreement was deemed to be a change in control for purposes of these options. See "Executive Compensation and Other Information -- Option
         Agreements."   Subsequent to the closing of the Emerson Agreement, Mr.
         Babilla surrendered his options to the Company in exchange for $71,875.

(3) The option exercise price may be paid (a) in shares of Common Stock previously owned by the executive officer, (b) by withholding shares of Common Stock that would otherwise be issued upon exercise, (c) in cash or (d) a combination of the foregoing.

OPTION EXERCISES DURING 1996 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table provides information related to options exercised by the named executive officers during the 1996 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation RIGHTS.

                                                               NUMBER OF
                                                               SECURITIES                  VALUE OF
                                                               UNDERLYING                UNEXERCISED
                                                              UNEXERCISED                IN-THE-MONEY
                                                              OPTIONS/SARS               OPTIONS/SARS
                              SHARES                           AT FY-END                  AT FY-END
                             ACQUIRED          VALUE              (#)                       ($)(1)
                           ON EXERCISE       REALIZED         EXERCISABLE/               EXERCISABLE/
         NAME                  (#)              ($)          UNEXERCISABLE              UNEXERCISABLE
----------------------     -----------       --------        -------------              -------------
Michael J. Blumenfeld          ---              ---           395,000 /-0-                   $0/0
Sanford R. Edlein              ---              ---             58,930/-0-                   $0/0
Peter S. Blumenfeld            ---              ---            264,950 /-0-                 $6,719
Terrence M. Babilla            ---              ---             25,000/-0-                  $9,375
William R. Estill             3,375           $18,517             0/0                        $0/0

------------------

(1) The closing price for the Company's Common Stock as reported by the New York Stock Exchange on November 1, 1996 was $5.875. Value is calculated on the basis of the difference between the option exercise price of "in the money" options and $5.875, multiplied by the number of shares of Common Stock underlying the option.

          COMPENSATION COMMITTEE AND BOARD REPORT ON OPTION REPRICING


         The Board of Directors and the Stock Option Committee recognized that the per share exercise price of a significant majority of outstanding options previously granted to key employees exceeded $10.00 per share and that the market price of the Company's Common Stock declined significantly since the issuance of these options. As of January 20, 1997, the last sales price of the Company's Common Stock as reported on the New York Stock Exchange was $5.38 per share.

         The Board and Stock Option Committee believe the Company has taken constructive steps to improve its performance and believes hiring and retaining key employees is central to implementing these measures. In furtherance of these goals, in May 1996 the Stock Option Committee reduced the per share exercise prices of options previously granted to all employees, excluding Michael J. Blumenfeld, Peter S. Blumenfeld, Sanford R. Edlein and Terrence M. Babilla. The per share exercise price of options owned by directors was not reduced.

         In order to induce Mr. Edlein to join the Company as Chief Operating Officer, on September 9, 1994, the Board of Directors unanimously approved a stock option agreement that permitted Mr. Edlein, at his sole discretion, to reset the exercise price of this option one time by delivering a written notice to the Company's President or Chief Executive Officer. On September 30, 1994, Mr. Edlein reset the price of his options in accordance with the terms of his Option Agreement. No other provision of this option was altered.

         In order to induce Mr. Babilla to join the Company as General Counsel, on February 10, 1995, the Board of Directors unanimously approved a stock option agreement that permitted Mr. Babilla, at his sole discretion, to reset the exercise price of this option one time during the term of the option by delivering a written notice to the Company's President or Chief Executive Officer. On July 29, 1996, Mr. Babilla reset the price of his options in accordance with the terms of his Option Agreement. No other provision of this option was altered.

         At a Special Meeting of the Board of Directors held on November 19, 1996, the Board of Directors unanimously ratified and confirmed the grant of all of the issued and outstanding options to acquire the Company's Common Stock and the repricing of such options as described above.

         In accordance with the rules of the SEC, this Option Repricing Report of the Board of Directors and the Stock Option Committee is not intended to be "filed" or soliciting material" or subject to Regulations 14A or 14C or Section 18 of the Exchange Act, or incorporated by reference into any other filing by the Company with the Commission.

THE STOCK OPTION COMMITTEE                           THE BOARD OF DIRECTORS

William H. Watkins, Jr.                              Michael J. Blumenfeld
Robert W. Philip                                     Peter S. Blumenfeld
                                                     Robert W. Philip
                                                     William H. Watkins, Jr.

         The following table summarizes certain information concerning the repricing of options to buy the Company's Common Stock held by all executive officers since the Company became a reporting company after its initial public offering in April 1991.

                           TEN-YEAR OPTION REPRICINGS


                                                                                                                  LENGTH OF
                                              NUMBER OF           MARKET                                           ORIGINAL
                                              SECURITIES         PRICE OF        EXERCISE                        OPTION TERM
                                              UNDERLYING         STOCK AT        PRICE AT           NEW          REMAINING AT
                                               OPTIONS           TIME OF          TIME OF        EXERCISE          DATE OF
                            DATE OF            REPRICED         REPRICING        REPRICING         PRICE          REPRICING
        NAME               REPRICING              #                 $                $               $
------------------         ---------           --------         ---------        ---------       --------        ------------
Sanford R. Edlein,
Chief Executive
Officer (1)              Sept. 30, 1994         25,000            $12.13          $15.13          $12.13          3.2 years (1)

Terrence M. Babilla,
General Counsel
and Secretary            July 29, 1996          25,000            $5.50           $12.00           $5.50          8.8 years

---------------
(1) Mr. Edlein resigned on May 13, 1996. These options were amended since the date of repricing and are scheduled to expire on November 10, 1997.

EMPLOYMENT AGREEMENTS

         In February 1991, the Company entered into a five-year employment agreement with Peter S. Blumenfeld. In March 1995, the Company entered into a three-year employment agreement with Terrence M. Babilla. Under their respective employment agreements and as a result of subsequent pay raises, Mr.
P. Blumenfeld and Mr. Babilla receive base annual compensation (subject to annual increases by the Board of Directors) of $224,000, and $190,000, respectively. The employment agreements also provide that each is able to use a company car and receive certain other benefits, such as participation in the Company's health insurance plan. Each of the employment agreements automatically renews for successive one-year periods following the initial term, unless one party provides written notice that such party intends to terminate the employment at least six months prior to termination.

         The Company may terminate its obligations under the applicable employment agreement if either of Messrs. P. Blumenfeld or Babilla is discharged for cause. Each agreement defines "cause" as: (a) an intentional material act of fraud or embezzlement by the employee in connection with his employment with the Company; (b) an intentional wrongful material damage to the Company's property; (c) an intentional wrongful disclosure of material secret processes or material confidential information of the Company; or (d) an intentional and continued failure by the employee to perform his duties in his official capacity. Messrs. P. Blumenfeld or Babilla may be discharged without cause, provided the Company continues to pay the remaining compensation payments due under the agreements and continues to provide health insurance. Messrs. P. Blumenfeld and Babilla may terminate their employment prior to expiration of the agreements and, if the Company has not breached any provision of the agreements, the Company will be required to pay only the compensation earned to the date of termination. Any amount payable upon termination will reduce amounts payable under the Severance Agreements described below.

SEVERANCE AGREEMENTS

         The Company entered into a Severance Agreement with Messrs. Michael J. Blumenfeld, P. Blumenfeld and Babilla. Upon a change in control of the Company, each of the Severance Agreements becomes effective for three years. The execution, delivery and performance of the Emerson Agreement resulted in a change in control under the Severance Agreements. See "Certain Relationships and Related Transactions."

         After a change in control, the Company may terminate the employee's employment only by reason of the employee's death or disability or for cause (as defined in the agreements). The employee is entitled to cash severance compensation from the Company if the Company terminates the employee's employment for any other reason after a change in control, or if the employee resigns after a change in control and any one of the following events has
occurred:    (a) an adverse change in the nature or scope of the employee's position with the Company; (b) a reduction in the employee's salary, bonus or incentive compensation or a significant reduction in other monetary or nonmonetary benefits to which the employee was entitled; (c) a good faith determination by the employee that a change in circumstances has significantly affected his position, or that a change in the composition or policies of the Board of Directors, or such other material event, has substantially rendered such employee unable to carry out or perform his position with the Company; (d) the Company has required the employee to relocate or travel significantly more than prior to the change in control; or (e) the Company has committed any material breach of the agreement.

         The cash severance compensation is equivalent to 299% of the sum of:
(a) the highest annual salary of the employee during the period of employment commencing on the day prior to a change in control and continuing until expiration of the agreement or the employee's salary immediately prior to the change in control, whichever is larger; and (b) bonuses or incentive compensation paid by the Company in the preceding fiscal year. The severance compensation is generally designed to compensate for the loss of the employee's compensation, including salary and bonuses, less any amounts the payment of which might cause adverse consequences under federal income tax laws (as described in the agreements). Subsequent to the closing of the Emerson Agreement, Michael J. Blumenfeld resigned from the Company and was paid $669,760 (before taxes and other deductions) pursuant to the terms of his Severance Agreement, which agreement is of no further force or effect. As of January 20, 1997, the maximum aggregate contingent liability under the named executive officers' severance agreements was approximately $1,347,000.

OPTION AGREEMENTS

         All of the option agreements held by the named executive officers listed above enable such executive officers to elect for a period of 180 days following a change in control (as defined in the option agreements governing the options) to surrender to the Company for cancellation all or any part of the unexercised portion of their respective option. In consideration for such surrender and cancellation, the named executive officer is entitled to receive for each share of Common Stock as to which the surrendered portion of the option relates, an amount in cash equal to the difference between the exercise price per share under the option and the highest closing sales price per share of Common Stock during the 360 day calendar period prior to such named executive officer's election to surrender the option as described in this paragraph. The execution, delivery and performance of the Emerson Agreement was deemed to be a change in control for purposes of these options. Subsequent to the closing of the Emerson Agreement, Mr. Babilla surrendered his options to the Company in exchange for $71,875. In addition, all of the option agreements held by Mr. M. Blumenfeld and Mr. Estill were terminated upon the date of their respective resignations and Mr. Edlein's stock option agreements were amended to delete this provision. As of January 20, 1997 the maximum aggregate contingent liability under the named executive officers' option agreements was approximately $140,000.

BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
DECISIONS

         During fiscal 1996, the members of the Board of Directors were primarily responsible for determining executive compensation. The following executive officers, who also were members of the Board of Directors during fiscal 1996, participated in deliberations concerning executive officer compensation: Michael J. Blumenfeld, Peter S. Blumenfeld, William R. Estill and Sanford R. Edlein.


REPORT OF THE BOARD OF DIRECTORS AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

         During fiscal 1996, the Company's Board of Directors and the Stock Option Committee shared the responsibility for establishing and administering the Company's executive compensation programs. The Board of Directors had responsibility for determining executive compensation. The Stock Option Committee had responsibility for administering the Company's Option Plan, including authority regarding the selection of award recipients and the size and terms of all option grants under the Option Plan. The Chairman of the Board, subject to review and approval by the Board of Directors, determined on an annual basis the compensation to be paid to the executive officers of the Company. Under the supervision of the Board of Directors, the Company developed and implemented compensation policies, plans and programs that sought to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's executives with those of its stockholders. The specific objectives of the Company's executive compensation program were to:

         - Support the achievement of the Company's strategic operating objectives.

         - Provide compensation at competitive levels that will attract and retain superior talent and reward executive officers based upon performance.

         - Align the executive officers' interests with the success of the Company by placing the majority of pay increases at risk (i.e. increases that are dependent upon Company performance).

         The Company's executive officer compensation program for fiscal 1996 was comprised of base salary and long-term incentive compensation in the form of stock options and various benefits generally available to employees of the Company (such as health insurance).

         During fiscal 1996, it was the objective of the Company to maintain base salaries that were in the mid-range of competitive amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies engaged in the same or similar business and with revenues and earnings in a range comparable to those of the Company. Through the use of industry-specific published compensation surveys and executive compensation data derived from the proxy statements of a competitive peer group of companies, the Company has established and continues to monitor the salary levels of its executive officers. The peer group used by the Company for establishing salary levels in fiscal 1996 is identical to the group used in the Corporate Performance Graph described below. The Company has entered into employment agreements with each of Peter S. Blumenfeld and Terrence M. Babilla. Pursuant to such employment agreements and subsequent pay raises, Messrs. P. Blumenfeld and Babilla receive base salaries of $224,000 and $190,000, respectively. See "-- Employment Agreements".

         The award of options to purchase Company Common Stock forms the basis for the Company's long-term incentive plan for officers and key employees. No option awards were made to any of the named executive officers during fiscal year 1996.

         Michael J. Blumenfeld was the founder of the Company and has served as Chairman of the Board and Chief Executive Officer of the Company or its predecessors for more than 20 years. Beginning in 1994, the Board of Directors established a base salary for Mr. M. Blumenfeld equivalent to $224,000 per year. Mr. Blumenfeld's base salary remained at $224,000 for calendar years 1995 and 1996. Mr. Blumenfeld agreed to reduce his annual cash salary by $20,000 for 1995. In addition, he agreed to forego a salary increase for 1995 in exchange for options to acquire 20,000 shares of Common Stock in a continuing effort to change to a more variable focused compensation package. In addition, in fiscal 1995 Mr. M. Blumenfeld received as remuneration for services performed in his capacity as Chief Executive Officer options to purchase 100,000 shares of Common Stock at an exercise price of $11.63 per share (fair market value on the date of grant). Mr. Blumenfeld did not receive an increase in salary for fiscal 1996 or any option grants in fiscal 1996. Mr. Blumenfeld resigned as an officer and director on December 10, 1996, at which time all of his stock options expired. Mr. Blumenfeld's salary level was subjectively established by the Board of Directors and not subject to specific criteria. However, the Board of Directors believes that the compensation levels were reasonable.

         The Board of Directors has considered the potential impact of Section 162(m) of the Code. Section 162(m) of the Code generally provides that a publicly held corporation's deduction for compensation paid to its covered employees (as defined above) is limited to $1 million per year, subject to certain exceptions. See Proposal Two - "Approve Amended and Restated Stock Option Plan." Since the cash compensation of each of the Company's current covered employees is below the $1 million threshold and the Amended and Restated Stock Option Plan has been revised to meet the requirements of Section 162(m) of the Code, the Board of Directors believes that Section 162(m) will not reduce the federal income tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Board of Directors believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Board of Directors recognizes that the loss of a tax deduction could be necessary in some circumstances.

         This report is submitted by the members of the Board of Directors and the Stock Option Committee that were in existence at the end of fiscal 1996:

Board of Directors                                 Stock Option Committee
------------------                                 ----------------------
Michael J. Blumenfeld                              William H. Watkins, Jr.
Peter S. Blumenfeld                                Robert W. Philip
Robert W. Philip
William H. Watkins, Jr.

         This report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this report by reference.

CORPORATE PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total returns for the Company, the S&P 500 Composite Index and an index of peer companies selected by the Company for the period since October 31, 1991. The comparison assumes $100 was invested on October 31, 1991 in the Company's Common Stock and in each of the two indices and assumes reinvestment of dividends. Companies in the peer group are as follows: Ajay Sports, Inc., K2, Inc. (f/k/a Anthony Industries, Inc.), Escalade, Inc., and Johnson Worldwide Associates, Inc.


                                    [CHART]

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

                               - - - - - - - - FISCAL YEAR ENDING  - - - - - - -
COMPANY                        1991    1992    1993     1994    1995     1996
SPORT SUPPLY GROUP INC.        100     110.60  282.37   244.13  131.28   111.02
PEER GROUP                     100      86.82  117.07   123.69  132.33   130.30
BROAD MARKET                   100     109.97  126.42   131.31  166.03   206.04

The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Corporate Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the graph by reference.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Emerson, one of the nation's largest volume consumer electronics distributors, directly and through subsidiaries, designs, sources, imports and markets a variety of video and audio consumer electronics and microwave oven products. On August 1, 1996, Emerson and Emerson Radio HK, filed a Schedule 13D with the SEC. Pursuant to the Schedule 13D, Emerson HK reported that it acquired 669,500 shares of the Company's Common Stock (the "Initial Shares").

         On December 10, 1996, Emerson acquired directly from the Company (i) an additional 1,600,000 shares of newly- issued Common Stock (the "New Shares') for an aggregate consideration of $11,500,000, or approximately $7.19 per share, and (ii) 5-year warrants to acquire an additional 1,000,000 shares of Common Stock at an exercise price of $7.50 per share, subject to standard anti-dilution adjustments (the "Emerson Warrants") for an aggregate consideration of $500,000. In addition, Emerson agreed to arrange for foreign trade credit financing of $2 million for the benefit of the Company to supplement the Company's existing credit facilities.

         Prior to the exercise of any of the Emerson Warrants, Emerson and Emerson HK own approximately 27% of the issued and outstanding shares of Common Stock. If all of the Emerson Warrants are exercised by Emerson, Emerson will own approximately 34.9% of the issued and outstanding shares of Common Stock.

         Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement"), the Company granted to Emerson and Emerson HK certain demand and incidental registration rights with respect to the resale of the shares of Common Stock they own, as well as on the exercise and resale of the shares of Common Stock Emerson may acquire under the Warrant Agreement governing the Emerson Warrants.

         The total consideration paid by Emerson pursuant to the Emerson Agreement was $12 million, of which $11,500,000 was attributable to the 1,600,000 New Shares and $500,000 was attributable to the Emerson Warrants.
The $12,000,000 purchase price was borrowed by Emerson from Congress Financial Corporation ("Congress"), Emerson's United States senior secured lender, under the terms of Emerson's existing credit facility and in accordance with the terms of the consent obtained from Congress. Pursuant to a Pledge and Security Agreement, Emerson has pledged to Congress the New Shares and the Emerson Warrants together with all proceeds thereof and all dividends and other income and distributions thereon or with respect thereto and all rights of Emerson to have the New Shares (and any shares of Common Stock acquired through the exercise of the Emerson Warrants, as permitted by Congress) registered under the Registration Rights Agreement.

         Pursuant to the Emerson Agreement, the Company also caused a majority of the members of its Board of Directors to consist of Emerson's designees.
The Company's Board of Directors now includes the following Emerson designees:
Geoffrey P. Jurick, Emerson's Chairman and Chief Executive Officer; Eugene I. Davis, Emerson's President; John P. Walker, Emerson's Executive Vice President and Chief Financial Officer; Johnson C.S. Ko, an independent Hong Kong businessman; and Peter J. Bunger, a consultant serving both Emerson and Savarina AG. Peter S. Blumenfeld and William H. Watkins, Jr., remained as Directors of the Company, while Michael J. Blumenfeld and Robert W. Philip resigned from the Board. Mr. Jurick is currently the Chairman of the Board and Chief Executive Officer of the Company. Mr. Walker is currently the Executive Vice President and Chief Financial Officer of the Company. Mr. Davis is currently Vice Chairman and a consultant to the Company.

         In addition, for a period of at least 2 years after the closing, neither the Company nor any of its subsidiaries are permitted to enter into or be a party to any agreement or transaction with any Affiliate (as such term is defined in the Exchange Act) of the Company or Emerson, except (i) in the ordinary course of the Company's or its subsidiaries' business and on terms no less favorable to the Company or its subsidiaries than would be obtained in a comparable arms' length transaction with a person not an Affiliate of the Company or Emerson or (ii) unless approved by a majority of the Company's directors who do not have a direct or indirect material financial interest in the agreement or transaction and which includes a majority of directors who are not officers or employees of the Company or Emerson or directors of Emerson.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by certain regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, since October 31, 1995, its officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements with respect to the Company's equity securities.


STOCKHOLDER PROPOSALS

         A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by October 5, 1997 will be included in the Company's proxy statement and form of proxy for that meeting.

                        PERSONS MAKING THE SOLICITATION

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen, LLP, independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current year. A representative of Arthur Andersen, LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

         The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                              FINANCIAL STATEMENTS

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS (ATTENTION:
JOHN P. WALKER), SPORT SUPPLY GROUP, INC., 1901 DIPLOMAT DRIVE, FARMERS BRANCH, TEXAS 75234.

                                        By Order of the Board of Directors,


                                        TERRENCE M. BABILLA
                                        Secretary


January 30, 1997

                            SPORT SUPPLY GROUP, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS


I.       INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

II.      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

III.     PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

IV.      OPTIONS TO PURCHASE; MAXIMUM SHARES AVAILABLE  . . . . . . . . . . . . . . .   5

V.       PURCHASE OF STOCK PURSUANT TO OPTIONS  . . . . . . . . . . . . . . . . . . .   5

VI.      ADMINISTRATION OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

VII.     ADJUSTMENT UPON CHANGES IN COMMON STOCK  . . . . . . . . . . . . . . . . . .   8

VIII.    AMENDMENT; TERMINATION OF PLAN . . . . . . . . . . . . . . . . . . . . . . .   9

IX       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page i

                            SPORT SUPPLY GROUP, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN


                                I.  INTRODUCTION

         The purpose of the 1997 Employee Stock Purchase Plan is to make available to eligible employees of Sport Supply Group, Inc. ("Sport Supply Group" or the "Company"), and certain related companies a means of purchasing shares of Sport Supply Group Common Stock through voluntary, regular payroll deductions. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, but is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be administered, interpreted and construed in accordance with Section 423 of the Code.

         Participation in the Plan is entirely voluntary, and the Company makes no recommendations to employees as to whether they should or should not participate.


                                II.  DEFINITIONS

         2.1. DEFINITIONS. The following words and phrases shall have the following meanings:

         "Administrator" means the entity or person designated to act as Administrator of the Plan pursuant to Section 6.1.

         "Base Compensation" means gross compensation for the relevant pay period, including overtime pay, but excluding all bonuses, severance pay, any extraordinary pay, expense allowances/reimbursements, moving expenses and income from restricted stock or stock option awards. For these purposes, gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code or contributed under a salary reduction agreement pursuant to Section 125 of the Code.

         "Board" means the Board of Directors of Sport Supply Group.

         "Broker" means a duly licensed securities dealer, broker or agent designated to act as Broker of the Plan pursuant to Section 6.2.

         "Committee" means the Compensation Committee of the Board, which, to the extent required by Rule 16b-3, shall consist entirely of non-employee directors (as defined in Rule 16b-3).




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 1

         "Company" means Sport Supply Group, Inc.

         "Common Stock" means Sport Supply Group's Common Stock, par value $.01 per share.

         "Eligible Employee" means any employee of any Sport Supply Group Company, excluding any employee (a) who has been employed by a Sport Supply Group Company for less than twelve months, (b) whose customary employment with the employee's Employer is 20 hours or less per week, (c) whose customary employment with the employee's Employer is not for more than five months in any calendar year, or (d) who immediately after the grant of an option under this Plan to the employee would (in accordance with the provisions of Sections 423 and 424(d) of the Code) own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the "employer corporation" or of its "parent corporations" or "subsidiary corporations," as defined in
Section 424 of the Code.

         "Employer" means, with respect to any Participant, the Sport Supply Group Company of which the Participant is an Eligible Employee.

         "Fair Market Value" means, with respect to a share of Common Stock, the last sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of a share of Common Stock as reported by the NASDAQ (or by the principal national stock exchange on which the Common Stock is then listed) on the date of valuation, if such date is a business day, or the immediately preceding business day, if such date is not a business day.

         "Initial Option Period" means the Option Period commencing on the Plan Start Date and ending on June 30, 1997.

         "1933 Act" means the Securities Act of 1933, as amended.

         "Option" means an option granted pursuant to this Plan at the beginning of each Option Period to acquire Common Stock.

         "Option Exercise Date" means the last day of each Option Period.

         "Option Period" means each three-month period beginning on the first day of each calendar quarter and ending on the last day of each calendar quarter.

         "Payroll Deduction Account" means, with respect to each Participant, the amounts credited to the Participant's account from the payroll deductions made by the Participant under this Plan, less any amounts withdrawn from such account (for payment of Common




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 2

Stock, payment to the Participant, payment of withholding and other taxes or amounts or payment of other obligations or amounts).

         "Participant" has the meaning set forth in Section 3.2.

         "Plan" means the Sport Supply Group, Inc., 1997 Employee Stock Purchase Plan as the same may be amended from time to time.

         "Plan Start Date" means April 1, 1997.

         "Related Corporation" means any present or future corporation which
(i) would be a "subsidiary corporation" or "parent corporation" of Sport Supply Group, Inc. as such terms are defined in Section 424 of the Code, and (ii) is designated as a participating employer in this Plan by the Board.

         "Rule 16b-3" means Rule 16b-3 under the 1933 Act.

         "Sport Supply Group Company" means Sport Supply Group, Inc. or a Related Corporation.

         "Stock Account" means, with respect to each Participant, the number of whole shares of Common Stock credited under this Plan to the Participant's account. Dividends with respect to shares of Common Stock credited to a Participant's Stock Account shall be paid to the Participant and shall not be held in either the Participant's Stock Account or Payroll Deduction Account.


                              III.  PARTICIPATION

         3.1. ELIGIBLE EMPLOYEES. Subject to Article VIII, all Eligible Employees as of the beginning of each Option Period may participate in the Plan for such Option Period at their election.

         3.2. PARTICIPATION PROCEDURES. If an Eligible Employee does not otherwise have an election to become a Participant in effect, each Eligible Employee choosing to participate in the Plan (herein called a "Participant") during an Option Period shall enroll as a Participant in the Plan by filing with the Participant's Employer a completed enrollment form (authorized by the Administrator) no later than (a) 15 days prior to the beginning of any Option Period other than the Initial Option Period, and (b) 3 business days prior to the Initial Option Period.

         3.3. EMPLOYEE CONTRIBUTIONS. Subject to other limitations provided in this Plan, a Participant may contribute under the Plan a minimum of one percent (1%) and a maximum of fifteen percent (15%) of the Participant's Base Compensation. However,




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 3
the maximum number of shares of Common Stock that an Eligible Employee can acquire during any single Option Period is the number of shares that, when multiplied by the Fair Market Value of a share of Common Stock at the beginning of the Option Period, produces a dollar amount of $6,000 or less.
Contributions may be made only through regular payroll deductions, net of any tax or other withholdings.

         An enrollment form and payroll deduction authorization will remain effective for each Option Period until terminated in writing by a Participant or until the Participant is no longer eligible to participate in the Plan. The payroll deduction authorization may be reduced or terminated at any time by the Participant's written request submitted to the Participant's Employer: provided, however, that a Participant may not recommence or increase payroll deductions until the beginning of the next Option Period, nor may a Participant make more than one revision of the Participant's payroll deduction authorization in any Option Period. Termination of deductions shall constitute withdrawal from the Plan as set forth in Section 3.5 and cancellation of any outstanding Options of the Participant. Reduction or termination of deductions will become effective as soon as practicable after a Participant's written request is received by the Participant's Employer.

         3.4. PARTICIPANT RESTRICTION. Notwithstanding any provisions of this Plan to the contrary, no Participant will be granted an option under this Plan which would permit (a) the Participant's rights to purchase shares of stock under all employee stock purchase plans of Sport Supply Group and "parent corporations" and "subsidiary corporations" (within the meaning of Section 424 of the Code) to accrue at a rate which exceeds $25,000 in Fair Market Value of such stock (determined at the time each Option is granted) for each calendar year during which any Option granted to such Participant is outstanding at any time, as provided in Sections 423 and 424(d) of the Code; and (b) the Participant to acquire Common Stock as a result of the exercise of such Option having a Fair Market Value (determined at the time the Option is granted) of more than $6,000.

         3.5. WITHDRAWAL FROM PLAN. A Participant may withdraw from the Plan (thereby canceling all Options then in existence) at any time by giving written notice to the Participant's Employer and to the Administrator. The Administrator shall, as soon as practicable after receiving written notice of a Participant's withdrawal from the Plan, cause to be delivered to the Participant (i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock held in the Participant's Stock Account and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. A Participant who has withdrawn from the Plan may thereafter reenter the Plan by following the procedure described under Section 3.2, but not sooner than the beginning of the next Option Period after the Participant has withdrawn from participation.

         3.6. TERMINATION OF PARTICIPANT'S EMPLOYMENT. Upon termination of a Participant's employment from the Sport Supply Group Companies for any reason, including death or disability, the Participant's Stock Account and Payroll Deduction




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 4

Account in the Plan shall be closed, and all existing Options held by the Participant shall be canceled. The Administrator shall, as soon as practicable after termination of a Participant's employment, cause to be delivered to the Participant or the Participant's estate or the Participant's designated beneficiary as provided below, as applicable, (i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock in the Participant's Stock Account, and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. In the event of a Participant's death, the Participant's Common Stock and Payroll Deduction Account shall be delivered and paid to the estate of such Participant or to a beneficiary designated by the Participant in writing on a form approved by the Administrator.


           IV.  OPTIONS TO PURCHASE STOCK; MAXIMUM SHARES AVAILABLE

         4.1. MAXIMUM SHARES. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in Common Stock under
Article VII, shall be 800,000 shares.

         4.2. OFFERINGS. Subject to Article XIII, the Company shall make consecutive offerings on the beginning of each Option Period to Participants to purchase Common Stock as long as shares authorized remain available for issuance. Each offering as of the beginning of each Option Period shall be the total number of shares authorized under Section 4.1, less the number of shares issued by purchases of Common Stock under Section 5.5 in prior Option Periods.


                   V.  PURCHASE OF STOCK PURSUANT TO OPTIONS

         5.1. PAYROLL DEDUCTION ACCOUNTS. Each Sport Supply Group Company will deduct from its Participants' paychecks such amounts as have been authorized by the Participants and, promptly after the end of each month, remit to the Administrator all amounts so deducted during the month, together with a report showing each Participant and the amounts allocable to the Payroll Deduction Account of each Participant. The Administrator shall credit each Participant's Payroll Deduction Account with the amount of such deposits, and shall reduce the Participant's Payroll Deduction Account by the purchase price of all Common Stock purchased by the Participant under this Plan and by any other withdrawals from the Participant's Payroll Deduction Account. The Plan, through its Administrator, shall purchase for the Stock Accounts of the Participants shares of Common Stock with funds received under the Plan.

         5.2. STOCK ACCOUNTS. The Administrator will open and maintain a Stock Account in the name of each Participant to which will be credited all shares of Common Stock purchased for the Participant's benefit. All shares held under the Plan will be registered in the name of the Plan, the Administrator or the Administrator's nominee, and




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 5
will remain so registered until the shares are delivered to the Participant.
The Participant shall have the right to sell all or any part of the shares held in the Participant's Stock Account, pursuant to procedures established by the Administrator.

         5.3 GRANT OF OPTIONS AND PURCHASE. Subject to Article VIII, each person who is a Participant on the first day of an Option Period will as of the first day of such Option Period be granted an Option for such period. Such Option will be for the number of whole shares (not in excess of the share maximum as hereinafter defined) of Common Stock to be determined by dividing
(a) the balance in the Participant's Payroll Deduction Account on the Option Exercise Date, by (b) the purchase price per share of Common Stock determined under Section 5.4 below. For purposes of the immediately preceding sentence, the share maximum with respect to any Option for any Option Period shall be the quotient of (c) $6,000, divided by (d) the Fair Market Value of a share of Common Stock at the beginning of the Option Period; provided, however, that the quotient in this Section 5.3 shall be rounded down to a whole number. The number of shares of Common Stock receivable by each Participant upon exercise of an Option for an Option Period shall be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.

         5.4 PURCHASE PRICE. The purchase price of each share of Common Stock sold pursuant to the exercise of an Option shall be equal to the product of (a) 0.85 multiplied by (b) the lesser of (i) the Fair Market Value of the Common Stock on the first day of the Option Period, or (ii) the Fair Market Value of the Common Stock on the last day of the Option Period.

         5.5 EXERCISE OF OPTIONS. Each person who is a Participant in the Plan on the Option Exercise Date will be deemed to have exercised on the Option Exercise Date the Option granted to the Participant for that Option Period. Upon such exercise, the balance of the Participant's Payroll Deduction Account shall be applied to the purchase of the number of whole shares of Common Stock determined under Section 5.3, and the amount of shares of Common Stock purchased shall be credited to the Participant's Stock Account. In the event that the balance of the Participant's Payroll Deduction Account following an Option Period is in excess of the total purchase price of the shares of Common Stock so sold, the balance of the Payroll Deduction Account shall be returned to the Participant; provided, however, that if the balance in the Payroll Deduction Account consists solely of an amount equal to the value of a fractional share it will be retained in the Payroll Deduction Account and carried over to the next Option Period. No fractional shares shall be issued hereunder.

         Notwithstanding anything herein to the contrary, Sport Supply Group's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of such shares, to any requirements of the NASDAQ or any national securities exchange applicable thereto, and to compliance by Sport Supply Group with




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 6
other applicable legal requirements in effect from time to time, including without limitation any applicable tax withholding requirements.

         5.6. NO ASSIGNMENT OF PARTICIPANT'S INTEREST IN PLAN. A Participant may not assign, sell, transfer, pledge, hypothecate or alienate any Options or other interests in or rights under the Plan. Options under the Plan are exercisable by a Participant during the Participant's lifetime only by the Participant. All employees shall have the same rights and privileges under the Plan.

         5.7. VESTING. Each Participant will immediately acquire full ownership of all shares of Common Stock at the time such shares are credited to the Participant's Stock Account.

         5.8. DELIVERY OF STOCK. A Participant may instruct the Administrator, in writing, at any time to deliver to the Participant a certificate, issued in the name of the Participant, representing any or all of the full shares of Common Stock held in the Participant's Stock Account. As soon as practicable after receiving such instructions, the Administrator shall cause the certificate to be mailed to the Participant. Such instruction to the Administrator, requesting delivery of a certificate, will not affect the Participant's status under the Plan unless the Participant also terminates the payroll deduction authorization.

         5.9. DIVIDENDS, SPLITS AND DISTRIBUTIONS. Any stock dividends or stock splits in respect of shares held in the Participant's Stock Account will be credited to the Participant's account without charge. Any distributions to holders of Common Stock or other securities or rights to subscribe for additional shares of Common Stock will be sold and the proceeds will be handled in the same manner as a cash dividend, unless the Participant instructs the Administrator to the contrary.

         5.10. VOTING RIGHTS. The Administrator will deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by Sport Supply Group to its stockholders. The full shares of Common Stock in each Participant's Stock Account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Administrator or pursuant to any other method of voting available to holders of Common Stock. There will be no charge to the Participant for the Administrator's retention or delivery of stock certificates, or in connection with notices, proxies or other such material.

         5.11. NO INTEREST TO BE PAID. No interest will be paid to or credited to the Payroll Deduction Accounts or Stock Accounts of the Participants.




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 7

                          VI.  ADMINISTRATION OF PLAN

         6.1. THE ADMINISTRATOR AND THE COMMITTEE. To carry out the purposes of the Plan, the Committee shall appoint an Administrator. The Administrator may be any company or individual that the Committee deems qualified, including Sport Supply Group. The Administrator shall be responsible for the implementation of the Plan, including allocation of funds and stock to the Payroll Deduction Accounts and Stock Accounts and keeping adequate and accurate records for the Participants.

         The Committee shall be entitled to adopt and apply guidelines and procedures consistent with the purposes of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

         6.2. BROKER. The Administrator may, in its discretion, with the consent and approval of the Committee, appoint a Broker. The Broker may be any company or individual that the Committee deems qualified; provided, however, that the Broker shall be a licensed security dealer, broker, or agent authorized to make purchases and sales of Common Stock.

         6.3. REPORTING TO PARTICIPANTS. The Administrator will send to each Participant a statement at the end of each calendar quarter (or such other period as determined by the Committee in its sole discretion). Each such statement shall contain information concerning transactions in the Participant's Payroll Deduction Account and Stock Account during the relevant period and reflect the balance in the Participant's Payroll Deduction Account and Stock Account at the end of such period.


                 VII.  ADJUSTMENT UPON CHANGES IN COMMON STOCK

         7.1. CHANGES IN COMMON STOCK. If any change is made in the Common Stock (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator may make appropriate adjustments in the number of shares and price per share of Common Stock subject to the Plan or to any Option granted under the Plan.




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 8

         7.2. DISSOLUTION; MERGER; CAPITAL REORGANIZATION; ETC. In the event of (i) a dissolution or liquidation of Sport Supply Group; (ii) a merger or consolidation in which Sport Supply Group is not the surviving corporation, or a reverse merger in which Sport Supply Group is the surviving corporation but the shares of Common Stock by virtue of the merger are converted into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than 50 percent of the shares of Common Stock entitled to vote are exchanged, the Plan shall terminate, unless another corporation assumes the responsibility of continuing the operation of the Plan or the Committee determines in its discretion that the Plan shall nevertheless continue in full force and effect. If the Committee elects to terminate the Plan, the Administrator shall send to each Participant a stock certificate representing the number of whole shares to which the Participant is entitled. In addition, the Administrator shall send checks drawn on the Plan's account to each Participant in an amount equal to the funds held to the credit of such Participant's Payroll Deduction Account.

         7.3. COMPANY'S RIGHT TO RESTRUCTURE, ETC. The grant of any right to a Participant pursuant to the Plan shall not affect in any way the right or power of Sport Supply Group to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


                     VIII.  AMENDMENT; TERMINATION OF PLAN

         8.1. AMENDMENT AND TERMINATION. Sport Supply Group, acting through the Committee, reserves the right to amend or terminate the Plan at any time or times; provided, however, any amendment that would require the consent of stockholders under applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self regulatory organization such as a national securities exchange), will not be made unless such stockholders' consent is obtained.

         In addition, the Plan shall terminate automatically on March 31, 2007, or on any Option Exercise Date when Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase, subject to the allocation of remaining shares pursuant to the last sentence of Section 5.3. Upon termination of the Plan, all amounts held in the Payroll Deduction Accounts shall, to the extent not used to purchase shares of Common Stock, be refunded to the Participants entitled thereto.


                               IX.  MISCELLANEOUS

         9.1. EXPENSES OF PLAN. The Broker's brokerage commissions, if any, incurred in connection with transactions in Common Stock under the Plan, and the




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan                Page 9

Administrator's administrative charges for maintaining Participants' accounts relating to purchases of securities and all other expenses of administering or maintaining the Plan will be paid by the Company. If the Company is acting as Administrator, no expenses will be charged to the Participants.

         9.2. INDEMNIFICATION. In the event and to the extent not insured against under any contract of insurance with an insurance company, Sport Supply Group shall indemnify and hold harmless each "Indemnified Person," as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses (specifically including, but not limited to, counsel fees to the extent approved by the Board or otherwise provided by law, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses and liability arise in whole or in part from (a) the negligence or other fault of the Indemnified Person, or (b) from the imposition on such Indemnified Person of any civil penalties or excise taxes pursuant to the Code or any other applicable laws; except when the same is judicially determined to be due to gross negligence, fraud, recklessness, or willful or intentional misconduct of such Indemnified Person. "Indemnified Person" shall mean each member of the Board, the Administrator, each member of the Committee and each other employee of any Sport Supply Group Company who is allocated fiduciary responsibility hereunder.

         9.3. NO CONTRACT OF EMPLOYMENT INTENDED. The granting of any rights to an Eligible Employee under this Plan shall not constitute an agreement or understanding, express or implied, on the part of any Sport Supply Group Company, to employ such Eligible Employee for any specified period.

         9.4. GOVERNING LAW. The construction, validity and operation of this Plan shall be governed by the laws of the State of Delaware.

         9.5. SEVERABILITY OF PROVISIONS. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforcability shall not affect the remaining provisions of this Plan, but such invalid, illegal or unenforceable provisions shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

         9.6. NO LIABILITY OF SPORT SUPPLY GROUP. Neither Sport Supply Group, its directors, officers or employees of the Committee, nor any Related Corporation which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that the Plan does not qualify under Section 423 of the Code.




--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan               Page 10

         IN WITNESS WHEREOF, the Company has caused this Plan to be adopted effective as of the Plan Start Date.


                                        SPORT SUPPLY GROUP, INC.



                                        By:
                                           -------------------------

                                        Name:
                                              ----------------------

                                        Title:
                                               ---------------------


--------------------------------------------------------------------------------
Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan               Page 11

                            SPORT SUPPLY GROUP, INC.
                              AMENDED AND RESTATED
                               STOCK OPTION PLAN



1.      PURPOSE

        The purpose of the Sport Supply Group, Inc. Amended and Restated
Stock Option Plan (hereinafter called the "Plan") is to advance the interests of Sport Supply Group, Inc. (hereinafter called the "Company") by strengthening the ability of the Company to attract and retain key personnel of high caliber through encouraging a sense of proprietorship by means of stock ownership.

        Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), while certain other options granted under the Plan will constitute nonqualified options.

2.      DEFINITIONS

        As used in this Plan, and in any Option Agreement, as hereinafter defined, the following terms shall have the following meanings, unless the context otherwise requires:

        (a) "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

        (b) "Date of Grant" shall mean the date on which a stock option is granted pursuant to this Plan.

        (c) "Non-Employee Director" shall mean an individual who is a "non-employee director" within the meaning set forth in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and also an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3).

        (d) "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by NASDAQ or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

        (e) "Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

        (f) "Subsidiary" shall mean any now existing or hereinafter organized or acquired corporation of which more than fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.


                                   1 of 7

3.      SHARES SUBJECT TO THE PLAN

        Subject to the provisions of Section 9 of this Plan, the aggregate amount of Common Stock for which options may be granted under this Plan shall not exceed 2,000,000 shares of Common Stock. The number of shares of Common Stock subject to awards granted to any single Optionee shall not exceed the number set forth in the immediately preceding sentence, as such number may be amended from time to time. Such shares may be authorized and previously unissued shares or previously issued shares that have been reacquired by the Company. Any shares subject to unexercised portions of options granted under this Plan which shall have terminated, been canceled, or expired may again be subject to options under this Plan.

4.      ADMINISTRATION

        (a) The Plan shall be administered by the Board of Directors or, at the option of the Board of Directors, by a committee of two or more Non-Employee Directors appointed by the Board of Directors of the Company (the group responsible for administering the Plan is referred to herein as the "Committee"). Options may be granted under this Section 4(a) only if (i) the transaction is approved by the Board of Directors or by the unanimous agreement of the members of the Committee or (ii) the transaction is approved or ratified, in compliance with Section 14 of the Exchange Act, by either (A) the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the Company's state of incorporation or
(B) the written consent of the holders of a majority of the securities of the Company entitled to vote, provided that such ratification occurs no later than the date of the Company's first annual meeting of stockholders following the date of grant. The Committee may create a subcommittee for purposes of making grants to officers, directors and consultants if the Committee would otherwise not qualify for making such grants under Rule 16b-3 of the Exchange Act or
Section 162(m) of the Code. References herein to the "Committee" shall include any such subcommittee. Stock option agreements ("Option Agreements"), in the forms as approved by the Committee, and containing such terms and conditions not inconsistent with the provisions of this Plan as shall have been determined by the Committee, may be executed on behalf of the Company by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Company. Except with respect to Section 4(b) of this Plan, the Committee shall have complete authority to construe, interpret and administer the provisions of the Plan and the provisions of the Option Agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to the Plan; and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Committee shall be final and conclusive.

        (b) Members of the Committee shall be specified by the Board of Directors, and shall consist solely of Non-Employee Directors. On the date Non-Employee Directors are elected to the Board of Directors and on each subsequent anniversary of such date that a Non-Employee Director serves as a member of the Board of Directors, such Non-Employee Director shall automatically be granted nonqualified options to purchase 3,125 shares of Common Stock.

5.      ELIGIBILITY

        Incentive stock options to purchase Common Stock may be granted under
Section 4(a) of the Plan to such key employees of the Company or its Subsidiaries (including any director who is also a key employee of the Company or one of its Subsidiaries) as shall be determined by the Committee. Nonqualified stock options to purchase Common Stock may be granted under
Section 4(a) of the Plan to





                                   2   of  7
such key employees or directors of, or consultants to, the Company or its Subsidiaries as shall be determined by the Committee. Which persons are to be granted options under Section 4(a) of the Plan, the number of options, the number of shares subject to each option, the exercise price or prices of each option, the vesting and exercise period of each option, whether an option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each option, if any, as are not inconsistent with the provisions of this Plan shall be determined on the Date of Grant in accordance with Section 4(a) of this Plan. Notwithstanding any provision of this Plan to the contrary, unless the stockholders of the Company approve the Plan at the first annual stockholders' meeting held in 1997: (a) no incentive stock option or nonqualified stock option may be granted to a "covered employee" (within the meaning of Section 162(m)(3) of the Code) on or after the date of such meeting, and (b) no incentive stock option or nonqualified stock option granted on or after the date of such meeting may be exercised during any
year in which the Optionee is a "covered employee."   In connection with the
granting of incentive stock options, the aggregate Fair Market Value (determined at the Date of Grant of an incentive stock option) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424 of the Code) shall not exceed $100,000 or such other amount as from time to time provided in Section 422(d) of the Code or any successor provision.

6.      EXERCISE PRICE

        The purchase price or prices for Common Stock subject to an option
(the "Exercise Price") granted pursuant to Section 4(a) of the Plan shall be determined at the Date of Grant; provided, however, that (a) the Exercise Price for any option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, as more fully described in
Section 422(b)(6) of the Code or any successor provision (such stockholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any incentive stock option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant.
Notwithstanding the foregoing, nothing contained herein shall prohibit the Board of Directors or the Committee, in the sound exercise of business judgment, from canceling outstanding options that were previously issued pursuant to Section 4(a) of the Plan and reissuing new options at a lower Exercise Price in the event that the Fair Market Value per share of Common Stock at any time prior to the date of exercise falls below the Exercise Price of options granted pursuant to the Plan; provided, however, that such actions shall only be permitted when approved by a majority of the Committee or a majority of the disinterested directors of the Company.

7.      TERM OF STOCK OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE

        No incentive stock option granted pursuant to Section 4(a) of this
Plan  shall  be   exercisable (a) more than five years after the Date of Grant with respect to a 10-Percent Stockholder, and (b) more than ten years after the Date of Grant with respect to all persons other than 10-Percent Stockholders. No nonqualified stock option granted pursuant to Section 4(a) of this Plan shall be exercisable more than ten years after the Date of Grant. Nonqualified stock options granted to members of the Committee pursuant to Section 4(b) of this Plan shall be exercisable for ten years, except that in the event of death, termination or resignation of such member as a director of the Company or a Subsidiary, such nonqualified stock options shall only be exercisable for one year following the date of such member's death, termination or resignation (or if shorter, the remaining term of the option). The Company shall not be required to issue any fractional shares upon the exercise of any options granted under this Plan.





                                   3   of  7

No Optionee nor his legal representatives, legatees, distributees or transferees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until said option has been exercised and the purchase price of the shares in respect of which the option has been exercised has been paid. An option shall not be exercisable except (i) by the Optionee, (ii) by a person who has obtained the Optionee's rights under the option by will or under the laws of descent and distribution, (iii) by a permitted transferee as contemplated by Section 11(b) hereof or (iv) by a spouse incident to divorce within the meaning of Section 1041 of the Code or any successor provision.

8.      TERMINATION OF EMPLOYMENT

        The conditions that shall apply to the exercise of an option granted under Section 4(a) in the event an Optionee shall cease to be employed by the Company or a Subsidiary for any reason shall be determined at the Date of Grant. In the event of the death of an Optionee while in the employ or while serving as a director of or consultant to the Company or a Subsidiary, the option theretofore granted to him shall be exercisable by the executor or administrator of the Optionee's estate, or if the Optionee's estate is not in administration, by the person or persons to whom the Optionee's right shall have passed under the Optionee's will or under the laws of descent and distribution, within the year next succeeding the date of death or such other period as may be specified in the Option Agreement, but in no case later than the expiration date of such option, and then only to the extent that the Optionee was entitled to exercise such option at the date of his death. Neither this Plan nor any option granted hereunder is intended to confer upon any Optionee any rights with respect to continuance of employment or other utilization of his services by the Company or by a Subsidiary, nor to interfere in any way with his right or that of his employer to terminate his employment or other services at any time (subject to the terms of any applicable written contract).

9.      DILUTION OR OTHER ADJUSTMENTS

        In the event that there is any change in the Common Stock subject to this Plan or subject to options granted hereunder as the result of any stock dividend on, dividend of or stock split or stock combination of, or any like change in, stock of the same class or in the event of any change in the capital structure of the Company, the Board of Directors or the Committee shall make such adjustments with respect to options, or any provisions of the Plan, as it deems appropriate to prevent dilution or enlargement of option rights.

10.     EXPIRATION AND TERMINATION OF THE PLAN

        Options may be granted at any time under Section 4(a) of the Plan and as specified under Section 4(b) of the Plan prior to December 31, 2000, as long as the total number of shares which may be issued pursuant to options granted under this Plan does not (except as provided in Section 9 above) exceed the limitations of Section 3 above. This Plan may be abandoned, suspended or terminated at any time by the Board of Directors of the Company except with respect to any options then outstanding under the Plan.

11.     RESTRICTIONS ON ISSUANCE OF SHARES

        (a) The Company shall not be obligated to sell or issue any shares upon the exercise of any option granted under this Plan unless:

                  (i) the shares with respect to which such option is being exercised have been registered under applicable federal securities laws or are exempt from such registration;





                                   4   of  7

                  (ii) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

                  (iii) in the event the Common Stock has been listed on any exchange, the shares with respect to which such option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.

If the shares to be issued upon the exercise of any option granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal securities laws, the Optionee, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to the Company, as the Company may reasonably request.

        (b) All or a portion of the nonqualified options to be granted to an Optionee may, in the sole discretion of the Committee (or the Board of Directors, as the case may be), be on terms that permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or other entity in which such Immediate Family Members are the only partners or (iv) to other persons or entities deemed appropriate by the Committee, provided that (x) the stock option agreement pursuant to which such nonqualified options are granted must be approved by the Committee (or the Board of Directors, as the case may be), and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of each Option Agreement and Sections 7, 11(a) and (c) and 14(b) hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of employment of Section 8 hereof shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified herein and in the Stock Option Agreement.

        (c) Except as set forth in Section 11(b) above, no option granted pursuant to the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution or by a spouse incident to divorce within the meaning of Section 1041 of the Code or any successor provision.

        (d) The Board of Directors or Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in any Option Agreement entered into hereunder.

12.     PROCEEDS

        The proceeds to be received by the Company upon exercise of any option granted under this Plan may be used for any proper purposes.

13.     AMENDMENT OF THE PLAN

        The Board of Directors may amend the Plan from time to time in such respects as it may deem advisable in its sole discretion or in order that the options granted hereunder shall conform to any change in applicable laws, including tax laws, or in regulations or rulings of administrative agencies or in order





                                   5   of  7
that options granted or stock acquired upon exercise of such options may qualify for simplified registration under applicable securities or other laws; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or under any other applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self-regulatory organization such as a national securities exchange), will be made unless such amendment has received the requisite approval of stockholders. In addition, no amendment may be made that adversely affects any of the rights of an Optionee under any option theretofore granted, without such Optionee's consent.

14.     PAYMENT UPON EXERCISE; WITHHOLDING

        (a) Shares of Common Stock shall be issued to the Optionee upon payment in full either in cash or by an exchange of shares of Common Stock of the Company previously owned by the Optionee, or a combination of both, in an amount or having a combined value equal to the aggregate Exercise Price for the shares subject to the option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the Fair Market Value of such shares on the date of the exercise of such Option. The Optionee shall be entitled to elect to pay all or a portion of the aggregate purchase price by having shares of Common Stock having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Part 220. In addition, upon the exercise of any option granted under the Plan, the Company may make financing available to the Optionee for the purchase of the Common Stock that may be acquired pursuant to the exercise of such option on such terms as the Committee shall specify.

        (b) The Company may defer making payment or delivery of any benefits under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable on shares deliverable under the Plan. The Optionee shall be entitled to elect to pay all or a portion of all taxes arising in connection with the exercise of any option by paying cash or electing to (1) have the Company withhold shares of Common Stock that were to be issued to the Optionee upon such exercise, or (2) deliver other shares of Common Stock previously owned by the Optionee having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Optionee's estimated total federal (including
FICA), state and local tax obligations associated with the transaction. The Fair Market Value of fractional shares remaining after payment of the withholding taxes shall be paid to the Optionee in cash.

15.     STOCKHOLDERS' APPROVAL

        The Plan was originally adopted by the Board of Directors and approved by the sole stockholder of the Company on February 25, 1991. Amendment No. 1 to the Plan was adopted by the Board of Directors on March 27, 1992 and approved by the stockholders of the Company on May 22, 1992. Amendment No. 2 to the Plan was adopted and approved by the Board of Directors of the Company on November 30, 1993. Amendment No. 3 to the Plan was adopted by the Board of Directors on February 23, 1994 and approved by the stockholders of the Company on May 5, 1994. The Amended and Restated Plan was adopted by the Board of Directors on January 13, 1997 and approved by the stockholders of the Company on _____________________, 1997.





                                   6   of  7

16.     LIABILITY OF THE COMPANY

        Neither the Company, its directors, officers or employees, nor any of the Company's Subsidiaries which are in existence or hereafter come into existence, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any incentive stock options granted hereunder do not qualify for tax treatment as incentive stock options under Section 422 of the Code.



                                        SPORT SUPPLY GROUP, INC.




                                        ------------------------
                                        Geoffrey P. Jurick
                                        Chairman of the Board





                                   7   of  7

--------------------------------------------------------------------------------

                            SPORT SUPPLY GROUP, INC.
                BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING
              OF STOCKHOLDERS AT 4:00 P.M., FRIDAY, MARCH 21, 1997
                             COLUMBIAN COUNTRY CLUB
                            2525 COUNTRY CLUB DRIVE
                            CARROLLTON, TEXAS  75006


        The undersigned stockholder of Sport Supply Group, Inc. (the "Company") hereby appoints Geoffrey P. Jurick, Eugene I. Davis, Peter S. Blumenfeld and John P. Walker, or any of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above stated Annual Meeting and at any adjournment(s) thereof:


                        (CONTINUED FROM REVERSE SIDE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

A  [X]   PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

                               FOR all nominees                  WITHHOLD
                           listed at right (except              AUTHORITY
                              as provided to the              to vote for all
                                contrary below)              nominees at right
     1.  To elect seven              [  ]                           [  ]
         directors for a
         one-year term;

     (INSTRUCTION: To withhold authority      NOMINEES:  Geoffrey P. Jurick
                   to vote for any                       Eugene I. Davis
                   individual nominee(s)                 Peter S. Blumenfeld
                   write that nominee's                  John P. Walker
                   name on the space                     Peter G. Bunger
                   provided below):                      Johnson C. S. Ko
                                                         Thomas P. Treichler

2. To approve the Sport Supply Group, Inc. Amended and Restated Stock Option Plan; and

        FOR [  ]              AGAINST  [  ]            ABSTAIN      [  ]

3.   To approve the Sport Supply Group, Inc. 1997 Employee Stock Purchase Plan;
     and

        FOR [  ]              AGAINST  [  ]            ABSTAIN      [  ]

4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) AND/OR (3), THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's 1996 Annual Report and Notice of Meeting and Proxy Statement, dated January 30, 1997, is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. PLEASE SIGN, DATE AND MAIL TODAY.


SIGNATURE                                 DATE
         -------------------------------       ------------------------





SIGNATURE                                 DATE
         -------------------------------       ------------------------
         (Signature if held jointly)


NOTE: (JOINT OWNERS MUST EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.)

--------------------------------------------------------------------------------